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                                                                   Exhibit 10.29

                           CONSTRUCTION LOAN AGREEMENT

     THIS AGREEMENT is made this 2nd day of April, 2001, by and between REGENERATION TECHNOLOGIES, INC. (the "Borrower"), a Delaware corporation, and BANK OF AMERICA, N.A. (the "Bank").

                                    Recitals
                                    --------

     The Borrower wishes to obtain a loan (the "Loan") in a maximum principal amount of $16,000,000 from the Bank in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                                    THE LOAN

     1.1 Commitment to Lend. The Borrower agrees to borrow from the Bank, and
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the Bank agrees to advance Loan proceeds to the Borrower, on the terms and conditions set forth in this Agreement (including, without limitation, the terms and conditions set forth in the Exhibits attached hereto). The Bank's commitment to lend shall expire and terminate: (a) automatically on the Advance Termination Date; (b) automatically if the Loan is prepaid in full; and (c) automatically upon the occurrence of a Default. The Loan is not a revolving loan, and amounts repaid thereunder may not be reborrowed.

     1.2 Purpose. Borrower shall use all proceeds of the Loan to pay (a) the
         -------
cost of the construction of the Improvements on the Land; and (b) other fees, costs and expenses relating to the Property if and to the extent that such costs are specifically provided for in the Loan Allocation column in the Budget.

     1.3 General Information and Exhibits. This Agreement includes the following
         --------------------------------
exhibits (the "Exhibits"): (a) Exhibit "A" (Legal Description of the Land); (b) Exhibit "B" (Basic Information); (c) Exhibit "C" (Certain Conditions Precedent to First Advance); (d) Exhibit "D" (Budget); (e) Exhibit "E" (Advances); (f) Exhibit "F" (Leasing and Tenant Matters); (g) Exhibit "G'" (Plans and Specifications) and (h) Exhibit "H" (Survey Requirements). The Exhibits contain other terns, provisions and conditions applicable to the Loan, and the Exhibits are incorporated in this Agreement by reference. Capitalized terms used in this Agreement shall have the meanings assigned to them in the Basic Information (the "Basic Information") set forth in Exhibit "B". This Agreement and the other Loan Documents, which must be in form, detail and substance satisfactory to the Bank, evidence the agreements of the Borrower and the Bank with respect to the Loan. The Borrower shall. comply with ah of the Loan Documents.

     1.4 Budget. The Borrower has provided the Bank with the budget (the
         ------
"Budget") attached hereto as Exhibit "D" that itemizes anticipated costs in connection with the construction of the Improvements. Loan funds are allocated to payment of the costs of the Project shown in the "Loan Allocation" column of the Budget. The Borrower shall not amend

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the Budget, or otherwise reallocate Loan funds from one Budget line item to another, without the prior written approval of the Bank (except, however, that the Borrower shall be entitled to transfer any Excess Funds allocated to any category to the contingency line item if the work in such category has been completed and paid in full). For purposes hereof, "Excess Funds" shall mean the excess of the amount allocated to a category in the Budget over the actual costs incurred by the Borrower in connection with such category (determined after the work in such category has been completed and paid in full). The Budget has been prepared by the Borrower, and the Borrower represents to the Bank that the Budget includes all costs incident to the Loan and the Project, to the extent that such costs are reasonably known to the Borrower as of the date hereof, through the maturity date of the Loan (collectively, the "Aggregate Cost") after taking into account the requirements of this Agreement, including "hard" and "soft" costs, fees and expenses. The Bank shall not be required to make (a) any advance for any cost not set forth in the Budget, (b) any advance from any line item in the Budget that, when added to all prior advances from that line item, would exceed the lesser of (i) the actual cost incurred by the Borrower for such line item, or (ii) the sum shown in the "Loan Allocation" column in the Budget for such line item, (c) any advance from any contingency line item unless the Bank consents to such advance in its sole discretion, or (d) any advance to pay interest on the Loan after commencement of operations in the Improvements if and to the extent that, subject to the provisions of Exhibit "F", there is sufficient net operating income from the Property to pay such interest. The Bank may make advances from any line item in the Budget for purposes other than those for which amounts are initially allocated to such line item, or may change the relative amounts allocated to particular line items in the Budget, all as the Bank in its sole discretion deems necessary or advisable. However, if the Bank is requested by the Borrower to make reallocation of a hard cost item which would require contractor and lienor notices under Chapter 713, Florida Statutes, written notice from the owner to the applicable contractor and all required lienors, in compliance with Chapter 713, Florida Statues, and countersigned by the applicable contractor and any lienors who have provided notices to owner, shall be given prior to any such reallocation. Without prior written approval of the Bank, the Borrower shall not reallocate Loan funds from one Budget line item to another or otherwise amend the Budget.

     1.5 Borrower's Deposit. If at any time the Bank reasonably determines that
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the sum of: (i) any unadvanced portion of the Loan to which the Borrower is entitled, plus (ii) the portions of the Aggregate Cost that are to be paid by the Borrower from other funds that, to the Bank's satisfaction, are available, set aside and committed, is or will be insufficient to pay the actual unpaid Aggregate Cost, the Borrower shall, within seven (7) days after written notice from the Bank, deposit with the Bank the amount of the deficiency (the "Borrower's Deposit") in an interest-bearing account of the Bank's selection (with interest earned thereon to be part of the Borrower's Deposit). Such Borrower's Deposit is hereby pledged to the Bank as additional security for the Loan, and the Borrower hereby grants and conveys to the Bank a security interest in all funds so deposited with the Bank as additional security for the Loan. The Bank may advance all or a portion of the Borrower's Deposit prior to the Loan proceeds. The Bank may (but shall have no obligation to) apply all or any part of the Borrower's Deposit against the unpaid Indebtedness in such order as the Bank determines.

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     1.6 Facility Fee. The Borrower shall pay to the Bank a non-refundable
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facility fee of $80,000.00 on the date hereof for establishing the credit arrangements hereunder.

                                    ARTICLE 2
                      CONSTRUCTION COVENANTS AND AGREEMENTS

     2.1 Construction of the Improvements. The Borrower shall commence
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construction of the Improvements on or before the Construction Commencement Date
(except to the extent delayed by Excusable Delays), and shall prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Plans and the Loan Documents. The Borrower shall not permit cessation of work except for Excusable Delays. The Borrower shall complete construction of the Improvements free and clear of all liens (except liens created by the Loan Documents ), and shall obtain a certificate of occupancy and all other permits, licenses and approvals from all applicable governmental authorities required for the occupancy, use and operation of the Improvements, in each case satisfactory to the Bank, on or before the Completion Date. The Borrower shall promptly correct
(a) any material defect in the Improvements, (b) any material deviation from the Plans, law or governmental requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area.

     2.2  Plans and Changes. No construction shall be undertaken on the Land
          -----------------
except as shown in the Plans. The Borrower assumes full responsibility for the compliance of the Plans and the Property with all laws, governmental requirements and sound building and engineering practices. No plans or specifications, or any changes thereto, shall be included as part of the Plans until approved by the Bank, the Construction Consultant, all applicable governmental authorities, and all other parties required under the Loan Documents. Without the Banks prior written consent, the Borrower shall not change or modify the Plans, agree to any change order, or allow any extras to any contractor or any subcontractor, except that the Borrower may make Permitted Changes if: (a) the Borrower notifies the Bank in writing of the change or extra with appropriate supporting documentation and information; (b) the Borrower obtains the approval of the applicable contractor, the Borrower's architect and all sureties; (c) the structural integrity, quality and standard of workmanship of the Improvements is not impaired by such change or extra; (d) no substantial change in architectural appearance is effected by such change or extra; (e) no default in any obligation to any person or violation of any law or governmental requirement would result from such change or extra; (f) the Borrower complies with Section 1.5 of this Agreement to cover any excess cost resulting from the change or extra; (g) completion of the Improvements by the Completion Date will not be affected; and (h) all requirements of Chapter 713, Florida Statutes, have been fully satisfied. The Bank shall not be obligated to review a proposed change unless it has received all documents necessary to review such change, including the change order, cost estimates, plans and specifications, and evidence that all required approvals (other than the approval of the Bank) have been obtained. The Bank shall notify the Borrower of its approval or disapproval of any such change not later that ten Business Days after the Bank has received all such materials.

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     2.3 Contracts. Without the Bank's prior written approval as to parties,
          ---------
terms, and all other matters, the Borrower shall not (a) enter into any material contract (hereinafter defined) on or after the date hereof for the performance of any work or the supplying of any labor, materials or services for the design or construction of the Improvements, or (b) modify, amend, or terminate any such contracts. All such contracts shall provide that all rights and liens of the applicable contractor, architect, engineer, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to the Bank's rights and liens, shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors' and mechanics' and materialmen's liens and any right to remove removable Improvements to the Bank's rights and liens, and shall provide that no change order shall be effective without the prior written consent of the Bank, except for change orders which implement Permitted Changes. The Borrower shall not default under any contract, the Borrower shall not permit any contract to terminate by reason of any failure of the Borrower to perform thereunder, and the Borrower shall promptly notify the Bank of any default thereunder. The Borrower will deliver to the Bank, upon request of the Bank, the names and addresses of all persons or entities with whom each contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor. With respect to contracts for the performance of any work or the supplying of any labor, materials or services, a "material" contract is one which exceeds $250,000 in total price. The general construction contract for the Project shall provide for a 10% retainage.

     2.4 Assignment of Contracts and Plans. As additional security for the
         ---------------------------------
Obligations, the Borrower hereby transfers and assigns to the Bank all of the Borrower's right, title and interest, but not its liability, in, under, and to all construction, management, architectural and design contracts relating to the Project or the Property, and the Plans, and agrees that all of the same are covered by the security agreement provisions of the Mortgage. The Borrower agrees to deliver to the Bank from time to time upon the Bank's request such consents to the foregoing assignment from parties contracting with the Borrower as the Bank may require. Neither this assignment nor any action by the Bank shall constitute an assumption by the Bank of any obligation under any contract or with respect to the Plans, the Borrower hereby agrees to perform all of its obligations under any contract, and the Borrower shall continue to be liable for all obligations of the Borrower with respect thereto. The Bank shall have the right at any time (but shall have no obligation) to take in its name or in the name of the Borrower such action as the Bank may determine to be necessary to cure any default under any contract or with respect to the Plans or to protect the rights of the Borrower or the Bank with respect thereto. The Borrower irrevocably constitutes and appoints the Bank as the Borrower's attorney-in-fact, which power of attorney is coupled with an interest and irrevocable, to enforce in the Borrower's name or in the Bank's name all rights of the Borrower under any contract or with respect to the Plans. The Bank shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. The Borrower indemnifies and holds the Bank harmless against and from any loss, cost, liability or expense (including, but not limited to, consultants' fees and expenses and attorneys' fees and expenses) incurred in connection with the Borrower's failure to perform such contracts or any action taken by the Bank. The Bank may use the Plans for any purpose relating to the improvements. The Borrower represents and warrants to the that the copy of any contract furnished or to be furnished to the Bank is and shall be a true and complete copy thereof, that the

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copies of the Plans delivered to the Bank are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that the Borrower's interest therein is not subject to any claim, setoff, or encumbrance.

     2.5 Storage of Materials. The Borrower shall cause all materials supplied
         --------------------
for, or intended to be utilized in the construction of the Improvements, but not yet affixed to or incorporated into the Improvements or the Land, to be stored on the Land with adequate safeguards to prevent loss, theft, damage or commingling with materials for other projects. The Borrower shall take all such action as the Bank may require to assure that: (a) such materials are covered by insurance satisfactory to the Bank; and (b) the Banks holds a first priority security interest, subject to no other liens, encumbrances or claims, in all such materials.

     2.6 Construction Consultant. The Bank may retain the services of a
         -----------------------
Construction Consultant, whose duties may include, among others, reviewing the Plans and any proposed changes to the Plans, performing construction cost analyses, observing work in place and reviewing Draw Requests. The duties of the Construction Consultant shall run solely to the Bank, and the Construction Consultant shall have no obligations or responsibilities whatsoever to the Borrower, the Borrower's architect, engineer, contractor or any of their agents or employees. Unless prohibited by applicable law, all fees, costs, and expenses of the Construction Consultant shall be paid by the Borrower. The Borrower shall cooperate with the Construction Consultant and will furnish to the Construction Consultant such information and other material as the Construction Consultant considers necessary or useful in performing its duties.

     2.7 Inspection. The Bank and its agents, including the Construction
         ----------
Consultant, may enter upon the Property to inspect the Property, the Project and any materials at any reasonable time, unless the Bank deems such inspection is of an emergency nature, in which event the Borrower shall provide the Bank with immediate access to the Property. The Borrower will furnish to the Bank and its agents, including the Construction Consultant, for inspection and copying, all Plans, shop drawings, specifications, books and records, and other documents and information that the Bank may request from time to time.

     2.8 Notice to the Bank. The Borrower shall notify the Bank in writing of
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the occurrence of any of the following events no later than five days after the occurrence thereof (which notice shall specify in each case the action that the Borrower has taken or will take with respect thereto): (a) any violation of any law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against the Borrower or any Guarantor or the Property, and any material development with respect thereto (but, in the case of threatened investigations or proceedings, only to the extent that the Borrower has actual knowledge thereof); (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property (but, in the case of any threatened condemnation, only to the extent that the Borrower has actual knowledge thereof); (d) any labor controversy pending or threatened against the Borrower or any contractor, and any material development in any labor controversy (but, in the case of threatened controversy, only to the extent that the Borrower has actual knowledge thereof); (e) any notice received by the Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property;
(f) any failure by the Borrower or any contractor, subcontractor or supplier to perform any material obligation under any construction contract, any event or condition that would permit termination of a construction contract or suspension of work thereunder, or any notice given by the Borrower or any contractor with respect to any of the foregoing; (g) any lien filed against the Property or any stop notice served on the Borrower in connection with construction of the Improvements; or (h) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect.

     2.9 Other Information. The Borrower shall furnish to the Bank from time to
         -----------------
time upon the Bank's request: (a) copies of all subcontracts entered into by contractors or subcontractors and the names and addresses of all persons or entities with whom the Borrower or any contractor has contracted or intends to contract for the construction of the Improvements or the furnishing of labor or materials in connection therewith; (b) copies of all contracts, bills of sale, statements, receipts or other documents under which the Borrower claims title to any materials, fixtures or articles of personal property incorporated or to be incorporated into the Improvements or subject to the lien of the Mortgage; (c) a list of all unpaid bills for labor and materials with respect to construction of the Improvements and copies of all invoices therefor; (d) budgets of the Borrower and revisions thereof showing the estimated costs and expenses to be incurred in connection with the completion of construction of the Improvements;
(e) current or undated detailed Project schedules or construction schedules; and
(f) such other information relating to the Borrower, any Guarantor, the Improvements, the Property, or any indemnitor or other person or party connected with the Borrower, the Loan, the construction of the Improvements or any security for the Loan.

     2.10 Advertising by the Bank. At the Bank's request and at the Bank's
          -----------------------
expense, the Borrower shall erect and maintain on the Property one or more advertising signs approved by the Bank indicating that the construction financing for the Property has been provided by the Bank (subject, however, to compliance with all laws governing the legality of such signs).

     2.11 Appraisal. The Bank may obtain from time to time an appraisal of all
          ---------
or any part of the Property prepared in accordance with written instructions from the Bank by a third-party appraiser engaged directly by the Bank. Each such appraiser and appraisal shall be satisfactory to the Bank, and each such appraisal shall satisfy all applicable regulatory requirements for appraisals obtained by or for national banks. The cost of the first appraisal obtained after the date hereof shall be borne by the Borrower. The cost of all other appraisals shall be borne by the Bank.

     2.12 Payment of Withholding Taxes. Ihe Borrower shall not use, or knowingly
          ----------------------------
permit any contractor or subcontractor to use, any portion of the proceeds of any Loan advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with: (a) the United States of all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code; and (b) any state or local governmental authority or agency having jurisdiction of all amounts of tax required to be deducted and withheld with respect to such wages under any applicable state or local laws.

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

     2.13 Advances. The Borrower shall not be entitled to obtain advances under
          --------
the Loan except in accordance with the terms and conditions set forth herein and in the exhibits attached hereto (including, without limitation, Exhibits "C" and "E" attached hereto).

     2.14 Construction Representations. To induce the Bank to make the Loan, the
          ----------------------------
Borrower hereby represents and warrants to the Bank that except as otherwise disclosed to the Bank in writing on or before the date hereof: (a) the Borrower has complied with any and all laws and regulations concerning its organization, existence and the transaction of its business, and has the right and power to own the Property and to develop the Improvements as contemplated in this Agreement and the other Loan Documents; (b) no provision of the Loan Documents violates any applicable law, any covenants or restrictions affecting the Property, any order of any court or governmental authority or any contract or agreement binding on the Borrower or the Property; (c) the Plans are complete in all material respects, contain all necessary detail and are adequate for construction of the Improvements, are satisfactory to the Borrower, have been approved by all applicable governmental authorities, have been accepted by each contractor, and comply with the Loan Documents and all applicable laws, restrictive covenants, and governmental requirements, rules, and regulations;
(d) the Land and Improvements comply with all laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (e) the Plans do, and the Improvements when constructed will, comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (f) the Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other law or governmental requirement; (g) the construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project; (h) all utility services necessary for the development of the Land and the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including electric and natural gas facilities, telephone service, water supply, storm and sanitary sewer facilities; (i) except as otherwise provided for in the Loan Documents, the Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Property; and the current and anticipated use of the Property complies with all applicable zoning ordinances, regulations and restrictive covenants affecting the Land without the existence of any variance, non-complying use, nonconforming use or other special exception, all use restrictions of any governmental authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

                                    ARTICLE 3
                             AFFIRMATIVE COVENANTS
                             ---------------------

     3.1 Financial Statements. The Borrower will deliver to the Bank the
         --------------------
following:

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          (a) Within forty five days after the end of each quarter of the
     Borrower's fiscal year, the Borrower's financial statements as of the end of and for such period in reasonable detail, setting forth in consolidated and comparative form the corresponding figures for that date and period and for the corresponding date and accounting period in the preceding fiscal year, certified by the Borrower's chief financial officer.

          (b) Within one hundred twenty days after the end of each fiscal year of the Borrower, the Borrower's financial statements as of the end of and for such year of the Borrower in reasonable detail, setting forth in consolidated and comparative form the corresponding figures for that date and period and for the corresponding date and period in the preceding fiscal year, audited and certified by independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Bank, whose certificate shall be satisfactory to the Bank in scope and substance.

          (c) Promptly upon receipt thereof, copies of all other detailed reports (if any) (including, without limitation, any management letters) submitted to the Borrower by independent certified public accountants in connection with each annual or interim audit or review of the books of the Borrower by such accountants.

          (d) With each delivery required under subparagraphs (a) and (b) above, a compliance certificate in form approved by the Bank executed by an executive officer of the Borrower demonstrating compliance with the Loan Documents.

          (e) Promptly upon the occurrence of any Default, a notice thereof, specifying the nature thereof; sued promptly upon the occurrence of any event or discovery of any fact which might affect or indicate a material adverse change in the Borrower's financial condition, notice thereof specifying the nature thereof.

          (f) Promptly upon becoming available, upon request of the Bank, a copy of all: (i) reports, registration statements and other materials filed by the Borrower with the Securities and Exchange Commission; (ii) offering circulars made in connection with any distribution or sale of the Borrower's securities; and (iii) notices, proxy statements and other materials mailed or distributed to the Borrower's shareholders.

          (g) Such other material information as the Bank may from time to time reasonably request.

     3.2 Financial Information. All financial information submitted by the
         ---------------------
Borrower hereunder shall be prepared in accordance with generally accepted accounting principles ("GAAP") as in effect on the date of this Agreement on a basis consistently applied. The Borrower and its Subsidiaries will maintain books of account in accordance with GAAP. The books of account shall disclose the information necessary for determining whether the Borrower has satisfied any provisions or requirements of this Agreement.

     3.3 Taxes and Other Charges. The Borrower and its Subsidiaries will pay and
         -----------------------
discharge or cause to be paid and discharged all taxes, charges, liabilities or claims of any type at any time assessed against or incurred by the Borrower or any of its Subsidiaries, or which could become a lien against the Borrower and its Subsidiaries or any of their respective properties. Nothing in this subsection shall require the payment of any such sum if the Borrower promptly notifies the Bank and by appropriate proceedings contests the same in good faith and so long as the Borrower, if so requested by the Bank, creates a funded reserve equal to the amount so claimed or assessed,

     3.4 Maintenance of Existence. Each of the Borrower and its Subsidiaries
         ------------------------
will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a corporation under the Paws of its state of organization and any other jurisdiction where, in the opinion of the Borrower's counsel, the Borrower or any such Subsidiary should be qualified to do business. Each of the Borrower and its Subsidiaries will do or cause to be done all things necessary to preserve and keep in full force and effect its right to own property and to operate all aspects of its business in a manner not less favorable to it than those now in existence.

     3.5 Officers. The Borrower will use its reasonable efforts to cause its
         --------
current chief executive officer and chief operating officer to remain engaged in the active management of the Borrower and to perform duties substantially similar to those presently performed by such officers. In the event of the retirement, termination or death of any of such person, such person shall be replaced by a person having similar business experience and expertise.

     3.6 Notice of Litigation. Promptly after the commencement thereof, the
         --------------------
Borrower shall furnish the Bank notice of all material actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries

     3.7 Notice of ERISA Requirements. As soon as possible and in any event
         ----------------------------
within thirty (36) days after the Borrower knows or has reason to know that any reportable event, accumulated funding deficiency, prohibited transaction, disqualification or termination (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) with respect to any Plan has occurred, the Borrower shall furnish the Bank with the statement of the chief financial officer of the Borrower setting forth details as to such event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such event to the Pension Benefit Guaranty Corporation. For purposes of this Agreement, "Plan" shall mean any employee benefit plan maintained in whole or in part for employees of the Borrower or any of its Subsidiaries which is subject to the provisions of Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time, or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended from time to time.

     3.8 Other Events. The Borrower shall promptly notify the Bank of any
         ------------
default under or violation of any agreement, law or regulation to which the Borrower or any of its Subsidiaries is a party or by which it is bound. Each of the Borrower and its Subsidiaries shall promptly perform all of its obligations under any agreements to which it is a party and shall use its best efforts to ensure compliance by other parties with such agreements.

     3.9 Compliance with Laws. Each of the Borrower and its Subsidiaries shall
         --------------------
comply at all times with all statutes, regulations, orders and judgments to which it is subject.

     3.10 Access. The Bank (by any of its offers, employees or agents) shall
          ------
have the right, exercisable as frequently as the Bank reasonably determines to be appropriate, to inspect, audit and make extracts from all of the records, files and books of account of the Borrower and each of its Subsidiaries. All costs, fees and expenses incurred by the Bank, or for which the Bank has become obligated, in connection with any such inspection, audit and verification shall be payable by the Bank. Each of the Borrower and its Subsidiaries shall instruct its banking and other financial institutions to make available to the Bank such information and records as the Bank may reasonably request.

     3.11 Deposits. Each of the Borrower and its Subsidiaries shall maintain its
          --------
primary deposit accounts with the Bank.

     3.12 Further Assurances. If at any time counsel for the Bank is of the
          ------------------
reasonable opinion that any portion of the Indebtedness is not secured or will or may not be secured by a first priority lien on the property described in the Mortgage, or as contemplated herein, subject only to exceptions described in the Mortgage, as the case may be, then the Borrower shall, after written notice of such opinion from the Bank, do all things and matters necessary to assure to the reasonable satisfaction of counsel for the Bank that any part of the Indebtedness then existing or thereafter to be created is secured or will be secured as contemplated by this Agreement.

                                    ARTICLE 4
                               NEGATIVE COVENANTS
                               ------------------

     4.1 Liens. Neither the Borrower nor any Subsidiary will create, incur,
         -----
assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of the assets of the Borrower or any Subsidiary now or hereafter owned, or enter into or suffer to exist any conditional sales contracts or other title retention agreements except for Permitted Liens. For purposes hereof, Permitted Liens shall mean:

          (a) liens in favor of the Bank;

          (b) the lien of ad valorem and other taxes and assessments not yet due and payable;

          (c) Liens on equipment and other assets to secure indebtedness permitted hereunder to finance the acquisition thereof

      (d) liens arising out of pledges, deposits, or other amounts owed under worker's compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits, or similar legislation, or to secure payment of premiums for insurance purchased in the usual course of operations or in connection with self-insurance or to secure the performance of bids, tenders or trade contracts incurred in the ordinary course of operations and not in connection with the borrowing of money;

      (e) deposits for indemnity bonds and other bonds required in the ordinary course of the Borrower's or any Subsidiary's business, and not in connection with borrowed money;

      (f) inchoate materialmen's, suppliers', operators', mechanics', workmens' repairmen's, employees', carriers', warehousemen's or attorneys' liens or other like statutory liens arising in the ordinary course of business and securing obligations (i) which are not delinquent or (ii) the amounts or validity of which are being contested in good faith as to which the Borrower or any Subsidiary has established appropriate funded reserves to the extent required by GASP;

      (g) deposits made by the Borrower or any Subsidiary in the ordinary course of business;

      (h) liens of financial institutions arising in the ordinary process of collection of instruments; and

      (i) statutory Landlord's liens so long as amounts secured thereby are not past due by more than 30 days.

4.2   Obligations.
      -----------

      (a) Neither the Borrower nor any Subsidiary is or will become directly or indirectly obligated in any way for any obligation for borrowed money or capital leases except for Permitted Obligations. For purposes hereof, Permitted obligations shall mean:

            (i) any and all obligations now or hereafter owed by the Borrower or any Subsidiary to the Bank;

            (ii)  customer deposits in the ordinary course of business;

            (iii) obligations subordinated to the Indebtedness pursuant to subordination agreements acceptable to the Bank; and

            (iv) other obligations in an aggregate principal amount, on a combined basis as to all such other obligations, not exceeding $250,000.

            (b) Notwithstanding any contrary provision herein, the Borrower and such Subsidiaries shall be entitled to incur and maintain capital leases and purchase money indebtedness, in addition to existing amounts permitted under the foregoing subparagraph (a), to finance the Borrower's or any Subsidiary's acquisition or lease of equipment or other assets so long as the aggregate principal amount of such purchase money obligations and capital lease obligations, on a combined basis, incurred during each fiscal year will not exceed $250,000.

            (c) Neither the Borrower nor any Subsidiary shall: (i) guarantee or purchase any obligations of any other person or entity; (ii) enter into any credit support, financial maintenance, credit enhancement or similar arrangement in favor of any person or entity; or (iii) enter into any other transaction which is intended to assure performance of the obligations of any other person or entity.

      4.3   Merger; Consolidation; Sale of Substantial Assets. Neither the
            -------------------------------------------------
Borrower nor any Subsidiary will merge into or with, consolidate with, acquire control of, or sell all or a substantial part of its assets to, any other person or entity.

      4.4   Loans and Investments.
            ---------------------

            (a) Neither the Borrower nor any Subsidiary shall purchase any stock, securities or evidence of indebtedness, or make or permit to exist any loans or advances to, or make any investment or acquire any interest in, any other Person (except, however, that the Borrower and its Subsidiaries shall be entitled to make acquisitions in accordance with the terms of subparagraph (b) below). Neither the Borrower nor any Subsidiary shall, without the Bank's prior written consent, enter into partnership or joint venture agreements with any other Person (except, however, that the Borrower and its Subsidiaries shall be entitled to enter into such agreements so long as the aggregate investment of the Borrower and its Subsidiaries in such partnerships and joint ventures, on a combined basis, does not exceed $250,000). Notwithstanding the foregoing: (i) the Borrower and its Subsidiaries may sell inventory on credit in the ordinary course of business; (ii) the Borrower and its Subsidiaries may extend credit and make advances (including, without limitation, advances to officers) in the ordinary course of business so long as the total outstanding amount of such credit and advances, on a combined basis under this subparagraph
      (ii), does not exceed $10,000 at any time; and (iii) the Borrower and its Subsidiaries may invest in Eligible Securities. For purposes hereof, "Eligible Securities" shall mean: (i) direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute the full faith and credit of the United States of America so long as all such obligations mature within one year of the date of issuance thereof (ii) commercial paper rated P-1 or better by Moody's and maturing within one year of the date of issuance thereof; (iii) certificates of deposit issued by any United States commercial bank having capital and surplus of not less than $100,000,000; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in the foregoing clause (i) entered into with a United States commercial bank having capital and surplus of not less than $100,000,000;

      and (v) other investments contemplated in the Borrower's investment policy approved from time to time by the Borrower's board of directors. .

            (b) The Borrower and its Subsidiaries shall be entitled to acquire businesses through stock acquisitions, asset purchases or mergers upon satisfaction of the following conditions:

                  (i) Each such acquisition shall be made on arms' length terms. The Borrower and its Subsidiaries shall, after consummation of the acquisition, own and control not less than 100% of the outstanding equity and voting rights in any Person acquired by the Borrower or any such Subsidiary in connection with the acquisition.

                  (ii) The Person acquired, or the business acquired, must be in the same or a related line of business as the Borrower.

                  (iii) The aggregate acquisition consideration payable by the
            Borrower and its Subsidiaries for any acquisition shall not exceed 40% of the Borrower's consolidated Tangible Net Worth (as defined below) (before giving effect to the acquisition) (except, however, that the Borrower and its Subsidiaries shall be entitled to make acquisitions for acquisition consideration in excess of such amount with the Bank's prior written consent). The acquisition consideration payable in connection with any such acquisition shall mean the sum of the following items (without duplication): (aa) all cash paid by the Borrower and its Subsidiaries in connection with the acquisition; (bb) the fair market value of all property transferred (including, without limitation, the fair market value of all securities issued) by the Borrower and its Subsidiaries in connection with the acquisition; (cc) the principal amount of all indebtedness and other amounts payable by the Borrower and its Subsidiaries to the sellers or other Persons in connection with the acquisition; (dd) the principal mount of all obligations assumed by the Borrower and its Subsidiaries in connection with any asset acquisition; (ee) all amounts paid or payable under or with respect to covenants not to compete or deferred compensation agreements in connection with the acquisition; and (ff) all amounts paid or payable under or with respect to master brokerage agreements and similar agreements in connection with the acquisition.

                  (iv) The Borrower shall have given the Bank not less than fourteen days prior notice of each acquisition. The notice shall include: (aa) the name of the Person or business to be acquired (or, as applicable, the name of any Person selling assets to the Borrower or any Subsidiary); (bb) financial statements for such company or business as of and for the end of its two most recent fiscal years and, if available, as of and for the end of its most recent fiscal quarter; and (cc) any projections provided to the Borrower or used by the Borrower for the Person or business to be acquired in connection with the acquisition. The Borrower shall thereafter provide the Bank such additional information concerning the acquisition as the Bank may reasonably request.

                  (v) The Borrower shall have prior to the consummation of the acquisition provided the Bank with a certificate executed by the Borrower's chief financial officer or other senior financial officer demonstrating that the acquisition will not result in a default under the financial and other covenants hereunder: (aa) at the time such acquisition is consummated after giving effect to such acquisition; and (bb) on a projected basis based upon reasonable projections after giving effect to such acquisition

                  (vi) The acquisition will not result in a Default hereunder under Section 4.8. In addition, the acquisition will not result in a default under the financial and other covenants hereunder: (aa) at the time such acquisition is consummated after giving effect to such acquisition; and (bb) on a projected basis based upon reasonable projections after giving effect to such acquisition.

                  (vii) The Borrower shall have taken, simultaneously with the consummation of the acquisition, all such action as may be required to cause each Subsidiary directly or indirectly acquired in connection therewith, or resulting therefrom, to guaranty all obligations of the Borrower under the Loan Documents pursuant to a guaranty acceptable to the Bank.

                  (viii) For purposes hereof, "Tangible Net Worth" shall mean, at any time the same is to be determined, the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) that would appear on the balance sheet of the Borrower determined on a consolidated basis in accordance with generally accepted accounting principles ("GAAP") less (aa) the aggregate book value of all assets that would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and deferred research and development expense) and similar assets;
      (bb) the write-up of assets above cost; (cc) any amounts owed to the Borrower or any Subsidiary by officers, directors, employees, stockholders, or other affiliates of such entity (except as otherwise approved from time to time by the Bank); and (dd) the book value of all assets of the Borrower or any Subsidiary located outside of the United States of America.

      (c) The Borrower shall not form or create any new Subsidiary on or after the date hereof except for the sole purpose of consummating acquisitions in accordance with the terms of subparagraph (b) above. Notwithstanding the foregoing, for so long as no Default has occurred hereunder, the Borrower shall be entitled to form or create new Subsidiaries so long as each such Subsidiary guarantees, all of the Borrower's obligations under the Loan Documents pursuant to a guaranty satisfactory to the Bank.

      4.5   Sale or Pledge of Property. Neither the Borrower nor any Subsidiary
            --------------------------
will sell, lease or otherwise dispose of or transfer any of its interests in any of its assets except in the ordinary course of business.

      4.6   Sale and Leaseback. Neither the Borrower nor any Subsidiary will
            ------------------
enter into any arrangement with my person or entity (other than an Affiliate of the Borrower) providing for the leasing by the Borrower or any Subsidiary of property which has been sold or is to be sold or transferred by the Borrower or any Subsidiary to such person or entity.

      4.7   Pension Plan Funding Deficiency. Neither the Borrower nor any
            -------------------------------
Subsidiary shall incur or suffer to exist any material accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974 or incur any material liability to the Pension Benefit Guaranty Corporation (or any successor) established thereunder in connection with any Plan.

      4.8   Financial Covenants. The Borrower shall comply at all times with the
            -------------------
following financial covenants. All accounting terms not specifically defined herein shall be construed in accordance with GAAP as in effect on the date of this Agreement on a basis consistently applied.

            (a) The Borrower shall not permit its Debt Service coverage Ratio to be less than 1.35 to 1.0 for any consecutive four quarter period (calculated on a rolling four quarter basis). The Debt Service Coverage Ratio shall be the Borrower's consolidated net income, less Distributions (as defined herein), plus (to the extent deducted in calculating net such income) depreciation, amortization and interest expense, for the four fiscal quarters ending as of the end of each fiscal quarter, divided by interest expense, current maturities of long term debt and current maturities of capital leases payable on a consolidated basis during such fiscal quarters. For purposes hereof, "Distributions" shall mean all dividends and other distributions to shareholders during any applicable period.

            (b) The Borrower shall not permit its Debt Ratio to exceed 3.0 to 1 as of the end of any fiscal quarter. For purposes hereof, the Debt Ratio shall the ratio of: (i) the Borrowers Funded Debt as of the end of each fiscal quarter to (ii) the Borrower's consolidated net income before income taxes plus, to the extent deducted in calculating such net income, interest, depreciation and amortization, for the four fiscal quarters ending on such date. Funded Debt shall mean all of the Borrower's consolidated capital lease obligations, outstanding obligations evidenced by promissory notes, bonds and similar instruments and all other indebtedness for borrowed money.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      The Borrower represents and warrants, and so long as this Agreement is in effect or any part of the Obligations remains unpaid, shall continue to represent and warrant at all times, that:

      5.1   The Borrower. Each of the Borrower and its Subsidiaries is a
            ------------
corporation duly incorporated and validly existing under and by virtue of its state of incorporation. Each of the Borrower and its Subsidiaries is duly licensed and qualified in all other states and jurisdictions wherein the nature of the business transacted by it or the ownership of its properties makes such licensing or qualification as a foreign corporation necessary, if any, except where the failure to be so qualified would not have a Material Adverse Effect. Each of the Borrower and its Subsidiaries: (a) holds in full force and effect all permits, licenses and franchises necessary for it to carry out its operations in conformity with al1 material applicable laws and regulations; and
(b) has full and adequate power to own its Property and conduct its business as now conducted.

      5.2   Authorization, Conflicts and Validity. The execution and delivery of
            -------------------------------------
this Agreement and each of the other Loan Documents to which the Borrower is or will be a party and the performance by the Borrower of all of its obligations thereunder: (a) have been duly authorized by all requisite corporate action; (b) will not violate or be in conflict with (i) any material provision of applicable law (including, without limitation, any applicable usury or similar law); (ii) any material order, rule or regulation of any court or other governmental authority to which the Borrower is subject; (iii) any material provision of its certificate of incorporation or bylaws, including any amendments thereto, or any resolution with continuing effect adopted by its Board of Directors or shareholders; or (iv) any material provision of any shareholders agreement or trust respecting securities of its issue or related rights; (c) will not violate, be in conflict with, result in a breach of or constitute a default (with or without the giving of notice or the passage of time or both) under any material instrument, indenture, agreement or other obligation to which it is a party or by which it or any of its assets and properties is or may be bound or subject; and (d) except as specifically contemplated or permitted by this Agreement or any other Loan Document, will not result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of its assets and properties. The Loan Documents to which the Borrower is or will be a party when executed and delivered will be legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and provisions.

      5.3   Consents. No consent, approval or authorization of, or
            --------
registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of the Borrower) (other than the filing of any required financing statements to perfect the Bank's security interest in collateral) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Borrower of this Agreement or any other Loan Document to which it is or will be a party, or the legality, validity, binding effect or enforceability of any of the respective representations, warranties, covenants and other terms and provisions thereof. Each franchise, license, certificate, authorization, approval or consent from any governmental authority material to the present conduct of the business and operations of the Borrower, or required for the acquisition, ownership, improvement, operation or maintenance by it of any material portion of the assets and properties it now owns, operates or maintains, has been obtained and validly granted, is in full force and effect and constitutes valid and sufficient authorization therefor.

      5.4   Financial Statements. The Borrower has made available to the Bank
            --------------------
financial statements as of and for the fiscal year ending December 31, 1999, and the period ending September 30, 2000. Those financial statements fairly present the financial condition of the Borrower and the results of its operations as of the dates thereof. Those financial statements have been prepared in accordance with GAAP consistently applied throughout the periods involved, except for changes, if any, stated in any related accountants reports. The Borrower does not have any contingent liabilities that are material to it other than as indicated on such financial statements.

      5.5   Changes in Financial Condition. Since September 30, 2000, there has
            ------------------------------
been no material adverse change in the assets, the financial condition or business prospects of the Borrower from that set forth or reflected in the financial statements as of that date. The Borrower is current in the payment of all of its debts and performance of all of its material obligations.

      5.6   Legal or Administrative Proceedings. There are no material actions,
            -----------------------------------
suits, investigations or proceedings by any Person pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Subsidiary or to which any of them is a party involving the possibility of any material adverse judgment or liability not fully covered by insurance or by adequate reserves set up on the books of the Borrower or any Subsidiary.

      5.7   Assets. The Borrower and its Subsidiaries have good and marketable
            ------
title to (or valid leasehold interests in) all of their assets reflected in the financial statements dated September 30, 2000, and such assets are free and clear of all Liens and charges except for Permitted Liens.

      5.8   Trademarks, Franchises and Licenses. Each of the Borrower and its
            -----------------------------------
Subsidiaries owns, possesses or has the right to use al% necessary patents, licenses, software, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information to conduct its businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person.

      5.9   Losses. Since September 30, 2000, no material loss, damage,
            ------
destruction or taking of any of the physical properties of the Borrower or any Subsidiary has occurred that has not been fully restored or replaced, or that is not fully covered by insurance, and neither the Property nor business of the Borrower or any Subsidiary has been adversely affected in any substantial way as the result of any accident, strike, lockout, combination of workmen, embargo, riot, war, act of God or public enemy. Neither the Borrower nor any of its officers is aware of any material adverse fact concerning the conditions or future prospects of the Borrower or any Subsidiary that has not been fully disclosed in writing to the Bank.

      5.10  Corporate Restrictions. The Borrower is not a party to any contract
            ----------------------
or subject to any charter or other corporate restriction that would materially and adversely affect its property or business, or its ability to perform its obligations under the Loan Documents.

      5.11  Taxes. The Borrower has filed all federal and state tax returns that
            -----
are required to be filed, and has paid all taxes as shown on the returns and on all assessments received by it to the extent that the taxes have become due. Proper and, in the Borrower's judgment, accurate amounts have been withheld by the Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies.

      5.12  Default. There exists as of the date hereof no Default.
            -------

      5.13  Other Representations. All warranties and representations of the
            ---------------------
Borrower contained in any of the Loan Documents are true and accurate in all material respects.

      5.14  ERISA. The Borrower has fulfilled its obligations under the minimum
            -----
funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it. The Borrower has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. The Borrower does not have any contingent liabilities with respect to any post-retirement benefits under any Plan or Welfare Plan, other than liability for continuation coverage described in Article 6 of Title I of ERISA.

      5.15  Compliance with Laws. Each of the Borrower and its Subsidiaries is
            --------------------
in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to its Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), non-compliance with which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries have not received any notice to the effect that their operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      5.16  Purpose of the Borrower. The Borrower does not own any "margin
            -----------------------
security" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System. None of the proceeds of the loan by the Bank to the Borrower will be used for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry a margin security or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of Regulation U, as now in effect or as it may hereafter be amended. Neither the Borrower nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or any Loan Document to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be amended.

      5.17  Payment of Loan Proceeds. The Bank is authorized to disburse all
            ------------------------
proceeds of any loan to the Borrower hereunder directly to or upon the order of any officer of the Borrower without looking into the use of those proceeds.

      5.18  Solvency. After giving effect to the full funding of the loans
            --------
contemplated herein, the Borrower will be solvent. "Solvent" shall mean, when used with respect to any Person, that: (a) such Person does not intend to incur, and does not believe and has no reason to believe that it will incur, debts beyond its ability to pay as they become due; (b) the sum of such Person's assets is greater than all of such Persons liabilities at a fair valuation; (c) such Person has sufficient cash flow to enable it to pay its debts as they become due; and (d) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and all businesses in which such Person is about to engage. "Fair valuation" is intended to mean that value that can be obtained if the assets are sold within a reasonable time in arms-length transactions in an existing and not theoretical market.

      5.19  Federal Acts. The Borrower is not an "investment company" or a
            ------------
company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act.

      5.20  Affiliate Transactions. The Borrower is not a party to any contracts
            ----------------------
or agreements with any of its affiliates on terms and conditions that are less favorable to the Borrower than would be usual and customary in similar contracts or agreements between Persons not affiliated with one another.

      5.21  Full Disclosure. The statements and information furnished to the
            ---------------
Bank in connection with the negotiation of this Agreement and the other Loan Documents and the commitment by the Bank to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading. The Bank acknowledges that, as to any projections furnished to the Bank, the Borrower only represents that the same were prepared on the basis of information and estimates that the Borrower believed to be reasonable.

      5.22  Subsidiaries. As of the date hereof, the Borrower owns no
            ------------
Subsidiaries other than: (a) Alabama Tissue Center, Inc.; (b) Georgia Tissue Bank, Inc.; and (c) any other subsidiary listed on Exhibit 21 to the Borrower's Registration Statement on Form S-l filed prior to the date hereof with the Securities and Exchange Commission under file number 333-35756.

                                    ARTICLE 6
                              DEFAULT AND REMEDIES

      6.1   Events of Default. The occurrence of any one of the following shall
            -----------------
be a default (each, a "Default") under this Agreement: (a) any of the Indebtedness is not paid when due, whether on the scheduled due date or upon acceleration, maturity or otherwise; (b) any covenant, agreement, condition, representation or warranty in this Agreement (other than covenants to pay the Indebtedness and other than Defaults expressly listed in this Section 6.1) is not fully and timely performed, observed or kept if such default shall not have been remedied within 30 days after written notice thereof is sent by the Bank to the Borrower; (c) the occurrence of a Default or an Event of Default under any other Loan Document (taking into account any applicable notice and cure period set forth in such Loan Document); (d) the execution or filing of any notice or affidavit of commencement stating construction on the Land actually commenced prior to the day after the date on which the Mortgage was duly filed for record;
(e) construction of the Improvements ceases for more than ten (10) days (whether or not consecutive) except for Excusable Delays; (f) the construction of the Improvements, or any materials for which an advance has been requested, fails to comply with the Plans, the Loan Documents, any laws or governmental requirements, or any applicable restrictive covenants if such default shall not have been remedied within 30 days after written notice thereof is sent by the Bank to the Borrower; (g) the Borrower fails to satisfy any condition precedent to the obligation of the Bank to make an advance if such default shall not have been remedied within 30 days after written notice thereof is sent by the Bank to the Borrower; (h) construction of the Improvements is abandoned, the Bank reasonably determines that construction of the Improvements in accordance with this Agreement will not be completed on or before the Completion Date, or the Borrower fails to complete construction of the Improvements (and obtain all applicable permits, licenses, certificates and approvals) in accordance with this Agreement on or before the Completion Date; (i) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect if such permit, license, certificate or approval is not reinstated within 30 days of such lapse or cessation; (j) a Borrower's Deposit is not made with the Bank within seven (7) days after the Bank's request therefor in accordance with Section 1.5; (k) construction is enjoined or the Borrower or the Bank is enjoined or prohibited from performing any of its respective obligations under any of the Loan Documents; (1) the Borrower enters into any lease of part or all of the Property which does not comply with the Loan Documents; (m) a lien for the performance of work or the supply of materials which is established against the Property, or any stop notice served on the Borrower, the general contractor or the Bank, remains unsatisfied or unbonded for a period of twenty (20) days after the date of filing or service;
(n) the occurrence of any condition or situation which, in the sole determination of the Bank, constitutes a danger to or impairment of the Property or the lien of the Mortgage, if such condition or situation is not remedied within ten (10) days after written notice to the Borrower thereof except, however, that a Default shall not be deemed to have occurred if the Borrower commences to cure such condition or situation within such 10-day period and the Borrower completes such cure within 60 days after such notice; (o) the entry of a judgment against the Borrower or any Subsidiary or the issuance of any attachment, sequestration, or similar writ levied upon any of its property which is not discharged within a period of thirty (30) days; (p) the Bank determines that a material adverse change has occurred in the financial condition of the Borrower or any

Guarantor or, in the condition of the Property; (q) a default occurs under any other Loan Document which is not cured within any applicable notice and cure period provided therein; or (r) a default or event of default occurs under any other obligation now or hereafter owed by the Borrower to the Bank (or any document pertaining thereto) which is not cured within any applicable notice and cure period provided therein.

      6.2   Remedies. Upon the occurrence of a Default, the Bank at its election
            --------
may (but shall not be obligated to), without notice, do any one or more of the following: (a) terminate its commitment to lend and any obligation to disburse any Borrower's Deposit hereunder; (b) terminate any obligation to extend any other credit to or for the account of the Borrower; (c) reduce any claim to judgment; (d) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, law, equity or otherwise, including obtaining appointment of a receiver (to which the Borrower hereby consents) or judicial or nonjudicial foreclosure under the Mortgage; (e) in its own name or in the name of the Borrower, enter into possession of the Property, perform all work necessary to complete construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by the Bank), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants, and continue to employ the Borrower's architect, engineer and any contractor pursuant to the applicable contracts or otherwise; or (f) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by the Bank to or for the credit or account of the Borrower against any Indebtedness.

      6.3   Attorney in Fact. The Borrower hereby appoints the Bank as the
            ----------------
Borrower's attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution, to do any of the following in the Borrower's name upon the occurrence of a Default: (a) use such sums as are necessary, including any proceeds of the Loan and any Borrower's Deposit, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required, or as the Bank may otherwise consider desirable, for the purpose of completing construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by the Bank), the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants; (b) execute all applications and certificates in the name of the Borrower which may be required for completion of construction of the Improvements; (c) endorse the name of the Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to the Borrower with respect to the Property; (d) do every act with respect to the construction of the Improvements that the Borrower may do; (e) prosecute or defend any action or proceeding incident to the Property; (f) pay, settle, or compromise all bills and claims so as to clear title to the Property; and (g) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of the Borrower, whether or not previously incorporated into the Improvements. Any amounts expended by the Bank to construct or complete the Improvements or in connection with the exercise of its remedies herein shall be deemed to have been advanced to the Borrower hereunder as a demand obligation owing by the Borrower to the Bank and shall constitute a portion of the Indebtedness, regardless of whether such amounts exceed any limits for Indebtedness otherwise set forth herein. The Bank shall have no liability to the Borrower for the sufficiency or adequacy of any such actions taken by the Bank except to the extent of the Bank's gross neglect or willful misconduct.

      6.4   Additional Rights, No delay or omission of the Bank to exercise any
            -----------------
right, power or remedy accruing upon the occurrence of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission on the part of the Bank to exercise any option for acceleration of the maturity of the Indebtedness, or for foreclosure of the Mortgage following any Default as aforesaid, or any other option granted to the Bank hereunder in any one or more instances, or the acceptances by the Bank of any partial payment on account of the Indebtedness, shall constitute a waiver of any such Default, and each such option shall remain continuously in full force and effect. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other remedies provided for in the Note or any of the other Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Note or any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given to the Bank by this Agreement, the Note or any of the other Loan Documents shall be concurrent, and may be pursued separately, successively or together against the Borrower, or the Property or any part thereof, or any personal property granted as security under the Loan Documents, and every right, power and remedy given by this Agreement, the Note or any of the other Loan Documents may be exercised Corn time to time as often as may be deemed expedient by the Bank.

      6.5   Further Rights of Bank.
            ----------------------

            (a) The Borrower acknowledges that its timely and complete compliance with all of the terms and conditions contained in the Loan Documents is a material consideration for the Bank extension of the credit facilities evidenced by the Loan Documents. In addition to all other rights and remedies that the Bank has upon the occurrence of a Default, the Bank, in its sole discretion, may: (i) waive its rights resulting from such Default; and (ii) charge the Borrower a fee for such waiver.

            (b) The Borrower acknowledges that the Banks ability to monitor the loans evidenced by the Note is dependent upon the Borrower's providing all financial statements and other information required in Section 3.1 hereof within the time periods set forth in such section. In addition to all other rights and remedies that the Bank has upon the occurrence of a Default, the Bank may by notice to the Borrower assess the Borrower a late fee upon each failure by the Borrower to deliver financial statements or information within the time periods set forth in Section 3.1 hereof (whether or not such failure constitutes a Default hereunder). The amount of such late fee shall equal the greater of: (i) $500.00; or (ii) 0.10% of the then outstanding principal balance of the Note. The Borrower shall pay such fee no later than ten days after the Bank has notified the Borrower of such assessment. The Bank may assess the late fee on successive occasions based upon any successive failures to deliver financial statements or financial information within the periods required herein. The Bank's assessment of any such fee, and the Borrower's payment of the same, shall not be deemed to be a waiver of the Borrower's continuing obligation to provide financial statements and other information required hereunder.

                                  ARTICILE 7
                         GENERAL TERMS AND CONDITIONS

      7.1   Bank's Consent. Except where otherwise expressly provided in the
            --------------
Loan Documents, in any instance where the approval, consent or the exercise of the Bank's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be: (a) within the reasonable discretion of the Bank; and (b) deemed to have been given only by a specific writing intended for the purpose given and executed by the Bank. Notwithstanding any approvals or consents by the Bank, the Bank has no obligation or responsibility whatsoever for the adequacy, form or content of the Plans, the Budget, any contract, any change order, any lease, or any other matter incident to the Property or the construction of the Improvements. The Bank's review of the plans or acceptance of an assignment of the Plans shall not constitute approval of the Plans. Any inspection or audit of the Property or the books and records of the Borrower, or the procuring of documents and financial and other information, by or on behalf of the Bank shall be for the Banks protection only, and shall not constitute an assumption of responsibility to the Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, or relieve the Borrower of any of the Borrower's obligations. The Borrower has selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project. The Bank has no duty to Supervise or to inspect the Property or the construction of the Improvements nor any duty of care to the Borrower or any other person to protect against, or inform the Borrower or any other person of the existence of, negligent, faulty, inadequate or defective design or construction of the Improvements. The Bank shall not be liable or responsible for, and the Borrower shall indemnify the Bank from and against any claim, action, loss or cost (including attorney's fees and costs) arising from or relating to: (a) any defect in the Property or the Improvements; (b) the performance or default of the Borrower, the Borrower's surveyors, architects, engineers, contractors, the Construction Consultant, or any other person, (c) any failure to construct, complete, protect or insure the Improvements, (d) the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or (e) the performance of any obligation of the Borrower whatsoever. Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by the Bank. Inspection shall not constitute an acknowledgment or representation by the Bank or the Construction Consultant that there has been or will be compliance with the Plans, the Loan Documents, or applicable laws, governmental requirements and restrictive covenants, or that the construction is free from defective materials or workmanship. Inspection, whether or not followed by notice of Default, shall not constitute a waiver of any Default then existing, or a waiver of the Bank's right thereafter to insist that the Improvements be constructed in accordance with the Plans, the Loan Documents, and all applicable laws, governmental requirements and restrictive covenants. The Bank's failure to inspect shall not constitute a waiver of any of the Bank's rights under the Loan Documents or at law or in equity.

      7.2   Miscellaneous. This Agreement may be executed in several
            -------------
counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The Loan Documents are for the sole benefit of the Bank and the Borrower and are not for the benefit of any third party. a determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons, entities or circumstances. Time shall be of the essence with respect to the Borrower's obligations under the Loan Documents. This Agreement, and its validity, enforcement and interpretation, shall be governed by Florida law (without regard to any conflict of laws principles) and applicable United States federal law.

      7.3   Notices. All notices, requests, consents, demands and other
            -------
communications required or which any party desires to give under this Agreement or any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, by registered or certified United States mail, postage prepaid, or by facsimile (with a confirmatory duplicate copy sent by first class United States mail), addressed to the party to whom directed at the addresses set forth at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt. However, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

      7.4   Successors and Assigns. This Agreement shall be binding upon the
            ----------------------
Borrower, and the Borrower's heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. However, the Borrower shall not assign, transfer or encumber its rights or obligations under any Loan Document, or any proceeds of the Loan, or its interest in the Property without the prior written consent of the Bank.

      7.5   Sale or Assignment of Loan. The Bank may sell or offer to sell the
            --------------------------
Loan or interests therein to one or more assignees or participants. The Bank may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan and credit or other information on the Project, the Borrower, any of the Borrower's principals and any Guarantor, to any actual or prospective assignee or participant, to the Banks affiliates, including, without limitation, Bank of America Securities LLC, to any regulatory body having jurisdiction over the Bank and to any other parties as necessary or appropriate in the Bank's reasonable judgment. The Borrower shall execute, acknowledge, and deliver any and all instruments reasonably requested by the Bank in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to the Loan Documents as such person(s) would have if such person(s) were the Bank hereunder. The Borrower acknowledges that the Bank currently intends to sell or assign a 40% interest in the Loan Documents to one or more participating financial institutions. If the Bank is unable to sell or assign a 40% interest in the Loan Documents, then the Borrower shall upon request of the Bank, after consultation with the Bank, agree to such modifications in the pricing, structure and other terms governing the Loan as the Bank may require to facilitate a sale or assignment of such interest.

      7.6   Modification or Termination. The Loan Documents may only be modified
            ---------------------------
or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement thereof is asserted. This Agreement shall continue in full force and effect until the Indebtedness is paid in full and all of the Bank's obligations under this Agreement are terminated. All representations and warranties and all provisions herein for indemnity of the Bank (and any other provisions herein specified to survive) shall survive payment in full of the Indebtedness and any release or termination of this Agreement or of any other Loan Documents.

      7.7   Costs and Expenses. Without limiting any Loan Document and to the
            ------------------
extent not prohibited by applicable laws, the Borrower shall pay when due, shall reimburse to the Bank on demand and shall indemnify the Bank from, all out-of-pocket fees, costs, and expenses paid or incurred by the Bank in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations of the Borrower or the exercise of any right or remedy of the Bank, including without limitation: (a) all fees and expenses of the Bank's counsel; (b) fees and charges of each Construction Consultant, inspector and engineer; (c) appraisal, re-appraisal (subject to the limitations set forth herein) and survey costs; (d) title insurance charges and premiums;
(e) title search or examination costs, including abstracts, abstracters' certificates and uniform commercial code searches; (f) judgment and tax lien searches for the Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations site assessments and remediations; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes; (j) filing and recording fees; and (k) loan brokerage fees. The Borrower shall pay all costs and expenses incurred by the Bank, including attorneys' fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, appellate, administrative or bankruptcy proceedings. The Borrower shall pay all costs and expenses of complying with the Loan Documents, whether or not such costs and expenses are included in the Budget. The Borrower's obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the obligations, the release or reconveyance of any of the Loan Documents, the foreclosure of the Mortgage or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. Notwithstanding the foregoing, the Borrower shall not be required to reimburse the Bank for, or indemnify the Bank against, any fees, charges or other costs to the extent that such fees, charges or other costs result from the Bank's gross neglect or willful misconduct.

      7.8   Further Assurances. The Borrower will upon the Bank's request: (a)
            ------------------
promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as the Bank deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument the Bank deems necessary, desirable, or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by the Bank to comply with the requirements of any agency having jurisdiction over the Bank.

      7.9   Inducement to the Bank. The representations and warranties contained
            ----------------------
in this Agreement and the other Loan Documents: (a) are made to induce the Bank to make the Loan and extend any other credit to or for the account of the Borrower pursuant hereto, and the Bank is relying thereon, and will continue to rely thereon, and (b) shall survive any bankruptcy proceedings involving the Borrower, any Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure.

      7.10  Forum. The Borrower hereby irrevocably submits generally and
            -----
unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State of Florida and to the jurisdiction of any state court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. The Borrower hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the State of Florida may be made by certified or registered mail, return receipt requested, directed to the Borrower at its address for notice stated in the Loan Documents, or at a subsequent address of which the Bank received actual notice from the Borrower in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall effect the right of the Bank to serve process in any manner permitted by law or limit the right of the Bank to bring proceedings against the Borrower in any other court or jurisdiction.

      7.11  Interpretation. References to "Dollars" "$," "money," "payments"
            --------------
or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to the Borrower or any Guarantor shall mean, each person comprising same, jointly and severally. References to persons shall include both natural persons and any legal entities, including public or governmental bodies, agencies or instrumentalities. Unless otherwise specified herein, all references to "business days" for the purpose of calculating time periods shall be based upon business days during which the Bank is open for business operation, excluding Saturdays and Sundays. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Agreement (including the attached exhibits) and not to any particular provision or section. The words "include" and "including" shall be interpreted as if followed by the words "without limitation". Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

      7.12  No Partnership. The relationship between the Bank and the Borrower
            --------------
is solely that of lender and borrower. The Bank has no fiduciary or other special relationship with or duty to the Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between the Borrower and the Bank or in any way make the Bank a co-principal with the Borrower with reference to the Project, the Property or otherwise. In no event shall the Bank's rights and interests under the Loan Documents be construed to give the Bank the right to control, or be deemed to indicate that the Bank is in control of, the business, properties, management or operations of the Borrower.

      7.13  Records. The unpaid amount of the Loan and the amount of any other
            -------
credit extended by the Bank to or for the account of the Borrower set forth on the books and records of the Bank shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on the Bank's books and records shall not limit or affect the obligations of the Borrower under the Loan Documents to make payments on the Loan when due.

      7.14  Entire Agreement. The Loan Documents constitute the entire
            ----------------
understanding and agreement between the Borrower and the Bank with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between the Borrower and the Bank with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by the Bank to make the Loan are merged into the Loan Documents. The Bank has not made any commitments to extend the term of the Loan past its stated maturity date or to provide the Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing into the Loan Documents, there are not, and were not, and no persons are or were authorized by the Bank to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

      7.15  Arbitration. The parties agree to the following arbitration
            -----------
provisions:

            (a) This Section 7.15 concerns the resolution of any controversies or claims between the Borrower and the Bank, whether arising in contract, tort or by statute, including but not limited to controversies or claims (collectively, a "Claim") that arise out of or relate to: (i) this Loan Agreement (including any renewals, restatements, extensions or modifications hereof); or (ii) any document related to this Loan Agreement.

            (b) At the request of the Borrower or the Bank, any Claim shall be resolved by binding arbitration in accordance With the Federal Arbitration Act (Title 9, U.S. Code) (the "Act"). The Act will apply even though this Loan Agreement provides that it is governed by the law of a specified state. Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of JAMS/Endispute or any successor thereof ("JAMS"), and the terms of this Section. In the event of any inconsistency, the terms of this Section shall control. The arbitration shall be administered by JAMS and conducted in any United States state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in Florida. All Claims shall be determined by one arbitrator. However, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator or arbitrators, as the case may be, shall be issued within 30 days of the close of the hearing. However, the arbitrator or arbitrators, as the case may be, upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator or arbitrators, as the case may be, shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

            (c) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Loan Agreement.

            (d) This Section 7.15 does not limit the right of the Borrower or the Bank to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

            (e) By agreeing to binding arbitration, the Borrower and the Bank irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, without intending in any way to limit this Loan Agreement to arbitrate, to the extent any Claim is not arbitrated, the parties inevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim. This provision is a material inducement for the Borrower's executing, and the Bank's accepting, this Loan Agreement. No provision in this Loan Agreement or in any document related hereto regarding submission to jurisdiction or venue in any court is intended or shall be construed to be in derogation of the provisions of this Loan Agreement or in any such other document for arbitration of any controversy or claim.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

      Executed as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                         REGENERATION TECHNOLOGIES, INC.

/s/ Kip Harrison
---------------------------------
Name: Kip Harrison
     ----------------------------

                                         By: /s/ Richard R. Allen
                                            ---------------------------------
                                           Its: Secretary
                                               ------------------------------

/s/ Joy P. Gotwalt
---------------------------------
Name: Joy P. Gotwalt                             (SEAL)
     ----------------------------

                                         The Address of the Borrower is:

                                         One Innovation Drive
                                         Alachua, Florida 32615

                                         BANK 0F AMERICA, N.A.


------------------------------
Name:                                    By: /s/ Heidi Carpentieri
     -------------------------              ---------------------------------
                                           Its: Vice President
                                               -----------------------------


------------------------------
Name:
     -------------------------

                                              (Seal)

                                         The Address of the Bank is:

                                         9000 Southside Blvd., Bldg. 100
                                         Jacksonville, Florida 32256
                                         Attn: Commercial Loan Administration

                                   Exhibit "A"

A portion of Government Lots 1 and 2 in Section 24, Township 8 South, Range 18 East, and being a portion of Replat of Progress Center as per plat thereof recorded in Plat Book "P", pages 48 and 49 of the Public Records of Alachua County, Florida; all lying and being in the City of Alachua, Alachua County, Florida, and being more particularly described as follows:

Parcel 1
--------

Commence at the northwest corner of Parcel "C" of Replat of Progress Center as per Plat thereof recorded in Plat Book "P", pages 48 and 49 of the Public Records of Alachua County, Florida and run thence North 87(degrees) 15' 29"
East along the northerly boundary of said Parcel "C" a distance of 135.00 feet; thence South 49(degrees) 23' 12" East along said northerly boundary, a distance of 100.76 feet to the POINT OF BEGINNING (#1); thence continue South 49(degrees) 23' 12" East along said northerly boundary, a distance of 279.24 feet; thence North 70(degrees) 36' 48" East along said northerly boundary, a distance of
23.73 feet to a point on the northwesterly right-of-way line of Innovation Drive (a 100 foot right of way), said point being hereinafter referred to as Point A and being on the arc of a curve concave northwesterly and having a radius of
200.00 feet; thence northeasterly along the arc of said curve and along said northwesterly right of way line through a central angle of 27(degrees) 56' 18", an arc distance of 97.52 feet to the end of said curve, said arc being subtended by a chord having a bearing and distance of North 56(degrees) 38' 39" East,
96.56 feet; thence North 42(degrees) 40' 31" East, along said northwesterly right-of-way line, a distance of 377.75 feet to a point at the intersection of said northwesterly right-of-way line with the southerly right-of-way line of Research Circle (80 foot right-of-way), said point being on the arc of a curve concave southwesterly and having a radius of 560.00 feet; thence northwesterly along the arc of said curve, and along said southerly right-of-way line, through a central angle of 32(degrees) 05' 54", an arc distance of 313.73 feet to the end of said curve, said arc being subtended by a chord having a bearing and distance of North 68(degrees) 29' 48" West, 309.64 feet; thence North 84(degrees) 32' 45" West along said southerly right-of-way line, a distance of
256.00 feet to a point at the northeasterly corner of that certain parcel of land as described in 0fflcial Records Book 2264, pages 2522 et. seq. of said Public Records; thence South 05(degrees) 27' 15" West along the easterly boundary of said parcel (O.R. Book 2264, pages 2522 et. seq.), a distance of
296.89 feet to the POINT OF BEGINNING.

Parcel 2
--------

Commence at Point A as described above and run thence South 19(degrees) 23' 12" East, along the easterly boundary of said Parcel "C" of Replat of Progress Center, and along the southwesterly end of the right-of-way of Innovation Drive (100 foot right-of-way), a distance of 100.00 feet to a point on the southeasterly right-of-way line of said Innovation Drive and the POINT OF BEGINNING (#2); thence South 70(degrees) 36' 48" West along the easterly boundary of said Parcel "C", a distance of 23.73 feet; thence South 10(degrees) 36' 48" West along said easterly boundary, a distance of 478.17 feet to a point on the southerly boundary of said Parcel "C"; thence North 79(degrees) 23' 12" West along said southerly boundary, a distance of 64.00 feet; thence North 13(degrees) 16' 55" West along said southerly boundary, a distance of 86.41 feet; thence North 79(degrees) 23' 12" West, a distance of 290.65 feet to the southwesterly corner of said Parcel "C"; thence South 02(degrees) 55' 52"

West, a distance of 624.31 feet to a point on the northerly right-of-way line of Research Circle (80 foot right-of-way), as per deed recorded in Official Records Book 2213, pages 2412 et. seq. of said public records; thence South
87(degrees) 04' 08" East along said northerly right-of-way line a distance of
155.06 feet to the beginning of a curve concave northwesterly and having a radius of 810.00 feet; thence northeasterly along the arc of said curve and along the northerly and westerly right-of-way line of said Research Circle through a central angle of 94(degrees) 23' 11", an arc distance of 1334.36 feet to the end of said curve, said arc being subtended by a chord having a bearing and distance of North 45(degrees) 44' 17" East, a distance of 1188.51 feet; thence North 01(degrees) 27' 18" West along said westerly right-of-way line, a distance of 217.62 feet to the beginning of a curve concave southwesterly and having a radius of 410.00 feet; thence northwesterly along the arc of said curve and along said westerly right-of-way line through a central angle of 41(degrees) 54' 28", an arc distance of 299.89 feet to a point at the intersection of said westerly right-of-way line with the southeasterly right-of-way line of said Innovation Drive, said arc being subtended by a chord having a bearing and distance of North 22(degrees) 24' 33'" West, a distance of 293.25 feet; thence South 42(degrees) 40' 31" West along said southeasterly right-of-way line, a distance of 379.00 feet to the beginning of a curve concave northwesterly and having a radius of 300.00 feet; thence southwesterly along the arc of said curve and along said southeasterly right-of-way line through a central angle of 27(degrees) 56' 18", an arc distance of 146.28 feet to the POINT OF BEGINNING, said arc being subtended by a chord having a bearing and distance of South 56(degrees) 38' 39" West, a distance of 144.84 feet.

                                  EXHIBIT "B"
                                  -----------
                               BASIC INFORMATION
                               -----------------

     As used in this Agreement and the attached exhibits, the following terms shall have the following meanings:

     "Advance Termination Date" means April 2, 2002.
      ------------------------

     "Aggregate Cost" has the meaning set forth in Section 1.4 of this
      --------------
Agreement.

     "Agreement" means this Agreement.
      ---------

     "Appraised Value" means $21,333,334.
      ---------------

     "Bank" has the meaning set forth in the introductory paragraph of this
      ----
Agreement.

     "Basic Information" has the meaning set forth in Section 1.3 of this
      -----------------
Agreement.

     "Borrower" has the meaning set forth in the introductory paragraph of this
      --------
Agreement.

     "Borrower's Deposit" has the meaning set forth in Section 1.5 of this
      ------------------
Agreement.

     "Budget" means the budget and cost itemization for the Project attached as
      ------
Exhibit "D".

     "Completion Date" means April 2, 2002.
      ---------------

     "Construction Commencement Date" means January 1, 2001.
      ------------------------------

     "Construction Consultant" means the construction consultant, if any,
      -----------------------
engaged by the Bank with respect to the Project.

     "Default" has the meaning set forth in Section 4.1 of this Agreement.
      -------

     "Draw Request" means a properly completed and executed written application
      ------------
by the Borrower to the Bank in the form approved by the Bank setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents, certificates and information the Bank requires.

     "Environmental Agreement" means the Environmental Indemnity Agreement of
      -----------------------
even date herewith by and between the Borrower, the Bank and certain other persons.

     "Excusable Delay" means a delay, not to exceed a total of ten (10) days,
      ---------------
caused by unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strikes, lockouts, acts of public enemy, riots or insurrections or any other unforeseen circumstances or events beyond the control of the Borrower (except financial circumstances or events or matters which may be resolved by the payment of money), and as to which the Borrower notifies the Bank in writing within five (5) days after such occurrence; provided, however, no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of the Borrower or any Guarantor or any other person to pay any money.

     "Financial Statements" means (i) for each reporting party other than an
      --------------------
individual, a balance sheet, income statement, statements of cash flow and amounts and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and unless the Bank otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity; and (ii) for each reporting party who is an individual, a balance sheet, statements of amount and sources of contingent liabilities, income statement and, unless the Bank otherwise consents, Financial Statements for each entity owned or jointly owned by the reporting party. For purposes of this definition and any covenant requiring the delivery of Financial Statements, each party for whom Financial Statements are required is a "reporting party" and a specified period to which the required Financial Statements relate is a "reporting period".

     "Guarantor" means any person or entity that may hereafter guaranty any or
      ---------
all of the Borrower's obligations to the Bank.

     "Improvements" means all on-site and off-site improvements required in
      ------------
connection with or otherwise related to the construction on the Land of a manufacturing, office and commons facility containing approximately 132,000 square feet of space. The Improvements also include: (a) all fixtures and appurtenances now or later to be located on the Land or in such improvements; and (b) all other improvements contemplated in the Plans.

     "Indebtedness" means any and all indebtedness to the Bank evidenced,
      -------------
governed or secured by, or arising under, any of the Loan Documents, including the Loan and all Letters of Credit.

     "Interest Rate Protection Agreement" means any and all interest rate swap
      ----------------------------------
agreements, interest cap agreements, interest rate collar agreements, exchange agreements, forward currency exchange agreements, forward rate currency or interest rate options, foreign currency hedge, or any similar agreements or arrangements entered into by the Borrower and the Bank in connection with the Loan to hedge the risk of variable interest rate volatility or fluctuations of interest rates, as such agreements or arrangements may be modified, supplemented, and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

     "Initial Land Advance" means the amount, if any, shown in the Budget.
      --------------------

     "Land" means the real property described in Exhibit "A".
      ----

     "Letters of Credit" means any and all letters of credit issued by the
      -----------------
Bank for the account of the Borrower or its nominee in connection with the construction of the Improvements, the Property or the Project, together with any and all extension, renewals or modifications thereof, substitutions therefor or replacements thereof.

     "Loan" has the meaning set forth in the Recitals to this Agreement. The
      ----
Loan shall not exceed a principal amount of $16,000,000 or such lesser amount as is set forth in the Budget. In the event the aggregate amount of the actual costs incident to the Project are less than the aggregate amount specified in the Budget, the maximum amount described above shall be reduced by the difference between the aggregate amount specified in the Budget and the aggregate amount of such actual costs (except as otherwise approved in writing by the Bank in its discretion).

     "Loan Documents" means this Agreement (including all exhibits), the
      --------------
Mortgage, the Note, the Environmental Agreement, any guaranty, financing statements, the Budget, each Draw Request, the Interest Rate Protection Agreement (if applicable), any and all documents, instruments or agreements executed and delivered to evidence, secure or in connection with all Letters of Credit, and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed or delivered by the Borrower, any Guarantor, or any other party to the Bank pursuant to this Agreement, as they may be amended, modified, restated, replaced and supplemented from time to time.

     "Material Adverse Effect" means (a) a material adverse change in, or
      -----------------------
material adverse effect upon, the operations, business, Property, condition (financial or otherwise) or prospects of the Borrower, (b) a material impairment of the ability of the Borrower or to perform its obligations under any Loan Document, or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower of any Loan Document or the rights and remedies of the Bank thereunder or (ii) the perfection or priority of any lien granted under any Loan Document.

     "Mortgage" means the Mortgage, Assignment of Rents and Security of even
      --------
date with this Agreement by and between the Borrower and the Bank, securing repayment of the Indebtedness and the Borrower's performance of its other obligations to the Bank under the Loan Documents, as amended, modified, supplemented, restated and replaced from time to time.

     "Note" means the Promissory Note of even date with this Agreement executed
      ----
by the Borrower in favor of the Bank in the principal amount of $16,000,000.00, as the same may be amended, modified, replaced, restated, extended or renewed from time to time.

     "Obligations" means all of the Borrower's obligations to the Bank under
      -----------
this Agreement or any of the other Loan Documents.

     "Permitted Changes" means changes to the Plans or Improvements, provided
      -----------------
the cost of any single change or extra does not exceed $250,000 and the aggregate amount of all such changes and extras (whether positive or negative) does not exceed $1,000,000.

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

     "Plans" means the plans and specifications listed in Exhibit "G" and all
      -----
modifications thereof and additions thereto that are included as part of the Plans in accordance with the terms of this Agreement.

     "Project"' means the acquisition of the Land, the construction of the
      -------
Improvements, and if applicable, the leasing and operation of the Improvements.

     "Property" means the Land, the Improvements and all other property
      --------
constituting the "Mortgaged Property," as described in the Mortgage, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

     "Stored Materials Advance Limit" means $1,000,000.
      ------------------------------

     "Subsidiary" means any corporation or other Person more than 50% of the
      ----------
outstanding ordinary voting shares or other equity interests of which is at the time directly or indirectly owned by the Borrower, by one or more of its Subsidiaries, or by the Borrower and one or more of its Subsidiaries.

     "Survey" means a survey of the Land acceptable to the Bank.
      ------

     "Title Insurance" means the loan policy or policies of title insurance
      ---------------
issued to the Bank by the Title Insurer, in an amount equal to the maximum principal amount of the Loan, insuring the validity and priority of the Mortgage encumbering the Land and Improvements for the benefit of the Bank.

     "Title Insurer" means Attorneys Title Insurance Fund.
      -------------

                                   EXHIBIT "C"
                                   -----------

                    CONDITI0NS PRECEDENT TO THE FIRST ADVANCE
                    -----------------------------------------

     As conditions precedent to the first advance of Loan proceeds, all of the following requirements shall be satisfied:

     1. Fees and Expenses. The Bank shall have received any and all required
        -----------------
commitment or loan fees, and the Borrower shall have paid all other fees, costs and expenses (including the fees and costs of the Bank's counsel) then required to be paid pursuant to this Agreement and all other Loan Documents, including, without limitation, all fees, costs and expenses that the Borrower is required to pay pursuant to any loan application or commitment.

     2. Financial Statements. The Bank shall have received and approved the
        --------------------
Financial Statements of the Borrower and each Guarantor or any other party required by any loan application or commitment or otherwise required by the Bank.

     3. Appraisal. The Bank shall have received and approved a market value
        ---------
appraisal of the Property made within thirty (30) days of the date of this Agreement, which appraises the Property on a "completed value" basis at not less than the Appraised Value. The appraiser and appraisal must be satisfactory to the Bank (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by the Bank.

     4. Draw Schedule and Budget. The Bank shall have received and approved the
        ------------------------
Borrower's proposed cash flow, draw schedule, and construction schedule for the Project, and the Bank shall be satisfied, in its sole discretion, that the Improvements may be completed in accordance with the construction schedule and for costs not exceeding those set forth in the Budget.

     5. Authorization. The Bank shall have received and approved evidence the
        -------------
Bank requires of the existence, good standing, authority and capacity of the Borrower and each Guarantor and their respective constituent partners, members, managers and owners (however remote) to execute, deliver and perform their respective obligations to the Bank under the Loan Documents.

     6. Loan Documents. The Borrower, each Guarantor and each other person
        --------------
required by the Bank shall have duly executed, acknowledged or sworn to as required, and delivered to the Bank all Loan Documents then required by the Bank, dated the date of this Agreement, each in form and content satisfactory to the Bank, the Mortgage shall have been recorded in the official records of the county in which the Property is located and UCC-1 financing statements shall have been filed with the Secretary of State of Florida and recorded in the county in which the Property is located.

     7. Opinions. The Bank shall have received the written opinion of counsel
        --------
satisfactory to the Bank for the Borrower addressed to the Bank, dated the date of this Agreement.

     8. Survey; No Special Flood Hazard. The Bank shall have received (a) two
        -------------------------------
(2) prints of an original survey of the Land and improvements thereon dated not more than sixty (60) days prior to the date of this Agreement (or dated such earlier date, if any, as is satisfactory to the Title Insurer, but in any event not more than one hundred eighty (180) days prior to the date of this Agreement) satisfactory to the Bank and the Title Insurer and otherwise complying with Exhibit "H" (except to the extent otherwise acceptable to the Bank), and (b) a flood insurance policy in an amount equal to the lesser of the maximum Loan amount or the maximum amount of flood insurance available under the Flood Disaster Protection Act of 1973, as amended, and otherwise in compliance with the requirements of the Loan Documents, or evidence satisfactory to the Bank that none of the Land is located in a flood hazard area.

     9. Title Insurance. The Bank shall have received and approved an ALTA title
        ---------------
insurance policy (or a title insurance commitment marked through the Loan closing date with all Schedule B-1 requirements and standard exceptions deleted), issued by the Title Insurer (which shall be approved by the Bank) in the maximum amount of the Loan plus any other amount secured by the Mortgage, on a coinsurance or reinsurance basis if and as required by the Bank, insuring without exclusion or exception for creditor's rights that the Mortgage constitutes a valid lien covering the Land and all Improvements thereon, having the priority required by the Bank and subject only to those exceptions and encumbrances (regardless of rank or priority) the Bank approves, in a form acceptable to the Bank, and with all "standard" exceptions which can be deleted, including the exception for matters which a current survey would show, deleted to the fullest extent authorized under applicable title insurance rules, and the Borrower shall satisfy all requirements therefor permitted; containing no exception for standby fees or real estate taxes or assessments other than those for the year in which the closing occurs to the extent the same are not then due and payable and endorsed "not yet due and payable" and no exception for subsequent assessments for prior years; providing full coverage against mechanics' and materialmens' liens to the extent authorized under applicable title insurance rules, and the Borrower shall satisfy all requirements therefor; insuring that no restrictive covenants shown in the Title Insurance have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title; insuring all appurtenant easements; insuring that fee simple indefeasible or marketable (as coverage is available) fee simple title to the Land and Improvements is vested in the Borrower; containing such affirmative coverage and endorsements as the Bank may require and are available under applicable title insurance rules, and the Borrower shall satisfy all requirements therefor; insuring any easements, leasehold estates or other matters appurtenant to or benefiting the Land or the Improvements as part of the insured estate; insuring the right of access to the Land to the extent authorized under applicable title insurance rules, and the Borrower shall satisfy all requirements therefor; and containing provisions acceptable to the Bank regarding advances or readvances of Loan funds after closing.

     10. Plans. The Bank shall have received and approved two (2) true and
         -----
correct copies of all existing Plans (including the site plan), together with satisfactory evidence that all applicable governmental authorities, the Borrower, the Borrower's architect, engineer, and contractors and the Construction Consultant have approved the same.

     11. Contracts. The Bank shall have received and approved (a) a list
         ---------
containing the names and addresses of all existing material contractors, architects, engineers, and other suppliers of services and materials for the Project, their respective contract amounts, and a copy of their contracts; and
(b) duly executed, acknowledged and delivered originals from each contractor, architect, engineer, subcontractor, or supplier of services or materials required by the Bank, of (i) consents or other agreements satisfactory to the Bank and (ii) agreements satisfactory to the Bank subordinating all rights, liens, claims and charges they may have or acquire against the Borrower or the Property to the rights, liens and security interests of the Bank. As used herein, "material" party is one whose contract price exceeds $25,000 in the aggregate.

     12. Insurance Policies. The Bank shall have received and approved the
         ------------------
insurance policies initially required by the Bank, pursuant to the Loan Documents, together with evidence satisfactory to the Bank that all premiums therefor have been paid for a period of not less than one (1) year from the date of this Agreement and that the policies are in full force and effect.

     13. Environmental Compliance/Report. The Bank shall have received and
         -------------------------------
approved evidence satisfactory to the Bank that no portion of the Land is "wetlands" under any applicable law and that the Land does not contain and is not within or near any area designated as a hazardous waste site by any governmental authority, that neither the Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon or petroleum products) under any law or governmental requirement pertaining to health or the environment, and that neither the Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean-up or other obligation under any law or governmental requirement pertaining to health or the environment including without limitation, a written report of an environmental assessment of the Property, made within thirty (30) days prior to the date of this Agreement, by an engineering firm, and of a scope and in form and content satisfactory to the Bank, complying with the Bank's established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in the Property, and such additional evidence as may be required by the Bank. All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to the Bank.

     14. Soil Reports. The Bank shall have received and approved a soil
         ------------
composition and test boring report and a foundation report satisfactory to the Bank regarding the Land, made within thirty (30) days of the date of this Agreement, by a licensed professional engineer satisfactory to the Bank.

     15. Access, Utilities, and Laws. The Bank shall have received and approved
         ---------------------------
(a) satisfactory evidence that the Property abuts and has fully adequate direct and free access to one or more public streets, dedicated to public use, fully installed and accepted by the appropriate governmental authority, that all fees, costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets which would adversely affect the Project; (b) letters from the applicable utility companies or governmental authorities confirming that all utilities necessary for the Improvements are available at the Land in sufficient capacity, together with evidence satisfactory to the Bank of paid impact fees, utility reservation deposits, and connection fees required to assure the availability of such services; (c) satisfactory evidence that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Property permit the use for which the Property is intended and have been or will be complied with without the existence of any variance, non-complying use, nonconforming use or other special exception and that the Borrower has complied with the Comprehensive Planning and Land Development Regulation Act, Chapter 163, Florida Statutes; (d) evidence satisfactory to the Bank that the Land and Improvements comply and will comply with all laws and governmental requirements regarding subdivision and platting and would so comply if the Land and the Improvements thereon were conveyed as a separate parcel; (e) a true and correct copy of a valid building permit for the Improvements, together with all other consents, licenses, permits and approvals necessary for construction of the Improvements, all in assignable form (to the extent appropriate) and in full force and effect; (f) evidence satisfactory to the Bank of compliance by the Borrower and the Property, and the proposed construction, use and occupancy of the Improvements, with such other applicable laws and governmental requirements as the Bank may request, including all laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Florida Americans With Disabilities Accessibility Implementation Act", Chapter 553, Florida Statutes, The Federal Architectural Barriers Act (42 U.S.C. (S) 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. (S) 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. (S) 2101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. (S) 794), and any applicable state requirements; and (g) written evidence satisfactory to the Bank that construction of the Improvements on the Land is permissible under all federal, state and local statutes, regulations and ruliings protecting tidal and non-tidal wetlands and other environmentally protected areas.

     16. Priority. The Bank shall have received and approved (a) evidence
         --------
satisfactory to the Bank that prior to and as of the time the Mortgage was filed for record (i) no activity or circumstance was visible on or near the Land which would constitute inception of a mechanic's or materialman's lien against the Property; (ii) no contract, or memorandum thereof, for construction, design, surveying, or any other service relating to the Project has been filed for record in the county where the Property is located; and (iii) no mechanic's or materialman's lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Property has been filed for record in the county where the Property is located or in any other public record which by law provides notice of claims or encumbrances regarding the Property; (b) a certificate or certificates of a reporting service acceptable to the Bank, reflecting the results of searches made not earlier than ten (10) days prior to the date of this Agreement, (i) of the central and local Uniform Commercial Code records, showing no filings against any of the collateral for the Loan or against the Borrower otherwise except as consented to by the Bank; and (ii) if required by the

Bank, of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against the Borrower or any Guarantor.

     17. Bonds. The Bank shall have received and approved (a) a performance bond
         -----
for the general contractor in amount, form and content satisfactory to the Bank and (b) a payment bond for the general contractor, in form and content satisfactory to the Bank, and if required by the Bank duly recorded before any construction is commenced. Each bond shall be issued by a corporate surety acceptable to the Bank and authorized and admitted to do business and to execute bonds in the state where the Project is located.

     18. Taxes and Impact Fees. The Bank shall have received and approved
         ---------------------
satisfactory evidence (a) of the identity of all taxing authorities and utility districts (or similar authorities) having jurisdiction over the Property or any portion thereof; (b) that all taxes, impact fees, water and sewer connection changes and any other similar charges have been paid, including copies of receipts or statements marked "paid" by the appropriate authority; and (c) that the Land is a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements and that the Land is a separate legally subdivided parcel.

     19. Other Documents. The Borrower, any Guarantor, and any other person or
         ---------------
entity, shall have delivered to the Bank, in form and content satisfactory to the Bank, such other documents and certificates as the Bank may reasonably request.

                                                                       EXHIBIT D

Estimated Total
Construction Cost


===================================================================================================================================
     COST                  AMOUNT           1          2            3             4             5            6             7
-----------------------------------------------------------------------------------------------------------------------------------
CM Construction           $18,900,000    $378,000   $567,000    $  756,000    $  945,000    $1,134,000   $1,512,000    $1,890,000
-----------------------------------------------------------------------------------------------------------------------------------
AE Design                 $ 1,400,000    $280,000   $280,000    $  280,000    $  280,000    $  280,000   $        0    $        0
-----------------------------------------------------------------------------------------------------------------------------------
AE Administrative         $   300,000    $  6,000   $  9,000    $   12,000    $   15,000    $   18,000   $   24,000    $   30,000
-----------------------------------------------------------------------------------------------------------------------------------
RTI Equipment             $ 4,000,000    $      0   $      0    $        0    $        0    $        0   $        0    $        0
-----------------------------------------------------------------------------------------------------------------------------------
RTI Furnishings           $ 1,400,000    $      0   $      0    $        0    $        0    $        0   $        0    $        0
-----------------------------------------------------------------------------------------------------------------------------------
PROJECT TOTAL             $26,000,000    $664,000   $856,000    $1,048,000    $1,240,000    $1,432,000   $1,536,000    $1,920,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COST PERCENTAGES/MONTH
-----------------------------------------------------------------------------------------------------------------------------------
CM Construction                   100%          2%         3%            4%            5%            6%           8%           10%
-----------------------------------------------------------------------------------------------------------------------------------
AE Design                         100%         20%        20%           20%           20%           20%           0%            0%
-----------------------------------------------------------------------------------------------------------------------------------
AE Administrative                 100%          2%         3%            4%            5%            6%           8%           10%
-----------------------------------------------------------------------------------------------------------------------------------
RTI Equipment                     100%          0%         0%            0%            0%            0%           0%            0%
-----------------------------------------------------------------------------------------------------------------------------------
RTI Furnishings                   100%          0%         0%            0%            0%            0%           0%            0%
-----------------------------------------------------------------------------------------------------------------------------------
PROJECT TOTAL                   100.0%        2.6%       3.3%          4.0%          4.8%          5.5%         5.9%          7.4%
-----------------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
     COST                       8             9            10            11            12            13            14
-----------------------------------------------------------------------------------------------------------------------------
CM Construction             $2,268,000    $2,268,000   $1,890,000    $1,512,000    $1,134,000    $  945,000   $  756,000
-----------------------------------------------------------------------------------------------------------------------------
AE Design                   $        0    $        0   $        0    $        0    $        0    $        0   $        0
-----------------------------------------------------------------------------------------------------------------------------
AE Administrative           $   36,000    $   36,000   $   30,000    $   24,000    $   18,000    $   15,000   $   12,000
-----------------------------------------------------------------------------------------------------------------------------
RTI Equipment               $        0    $        0   $        0    $        0    $  800,000    $  800,000   $  800,000
-----------------------------------------------------------------------------------------------------------------------------
RTI Furnishings             $        0    $        0   $        0    $        0    $  280,000    $  280,000   $  280,000
-----------------------------------------------------------------------------------------------------------------------------
PROJECT TOTAL               $2,304,000    $2,304,000   $1,920,000    $1,536,000    $2,232,000    $2,040,000   $1,848,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
COST PERCENTAGES/MONTH
-----------------------------------------------------------------------------------------------------------------------------
CM Construction                     12%           12%          10%            8%            6%            5%           4%
-----------------------------------------------------------------------------------------------------------------------------
AE Design                            0%            0%           0%            0%            0%            0%           0%
-----------------------------------------------------------------------------------------------------------------------------
AE Administrative                   12%           12%          10%            8%            6%            5%           4%
-----------------------------------------------------------------------------------------------------------------------------
RTI Equipment                        0%            0%           0%            0%           20%           20%          20%
-----------------------------------------------------------------------------------------------------------------------------
RTI Furnishings                      0%            0%           0%            0%           20%           20%          20%
-----------------------------------------------------------------------------------------------------------------------------
PROJECT TOTAL                      8.9%          8.9%         7.4%          5.9%          8.6%          7.8%         7.1%
-----------------------------------------------------------------------------------------------------------------------------

=======================================================================
         COST                      15            16         Total Prj.
-----------------------------------------------------------------------
CM Construction                $  567,000    $  378,000    $18,900,000
-----------------------------------------------------------------------
AE Design                      $        0    $        0    $ 1,400,000
-----------------------------------------------------------------------
AE Administrative              $    9,000    $    6,000    $   300,000
-----------------------------------------------------------------------
RTI Equipment                  $  800,000    $  800,000    $ 4,000,000
-----------------------------------------------------------------------
RTI Furnishings                $  280,000    $  280,000    $ 1,400,000
-----------------------------------------------------------------------
         PROJECT TOTAL         $1,656,000    $1,464,000    $26,000,000
-----------------------------------------------------------------------

-----------------------------------------------------------------------
COST PERCENTAGES/MONTH
-----------------------------------------------------------------------
CM Construction                         3%            2%           100%
-----------------------------------------------------------------------
AE Design                               0%            0%           100%
-----------------------------------------------------------------------
AE Administrative                       3%            2%           100%
-----------------------------------------------------------------------
RTI Equipment                          20%           20%           100%
-----------------------------------------------------------------------
RTI Furnishings                        20%           20%           100%
-----------------------------------------------------------------------
PROJECT TOTAL                         6.4%          5.6%         100.0%
-----------------------------------------------------------------------

                                   EXHIBIT "E"
                                   -----------

                                    ADVANCES
                                    --------

     1. Draw Request. A "Draw Request" means a properly completed and executed
        ------------
written application by the Borrower to the Bank in form approved by the Bank setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information required by the Bank. At least five (5) business days before the requested date of each advance, the Borrower shall deliver a Draw Request to the Bank. The Borrower shall be entitled to an advance only in an amount approved by the Bank in accordance with the terms of this Agreement and the Loan Documents. The Bank shall not be required to make advances more frequently than once each calendar month. The Bank shall, only upon the satisfaction of all applicable conditions of this Agreement and the Loan Documents, make the requested advance to the Borrower on a business day within five (5) business days after such satisfaction. Each Draw Request, and the Borrower's acceptance of any advance, shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Draw Request and the advance, respectively.

     2. Advances. The Borrower shall disburse all advances made to the Borrower
        --------
for payments of the costs and expenses specified in the Budget for which the advances were made, and for no other purpose. Following receipt and approval of a Draw Request, all supporting documentation and information, and receipt and approval of a written report from the Construction Consultant, the Bank will determine the amount of the advance it will make in accordance with this Agreement, the Loan Documents, the Budget, and the following standards:

          (a) An initial advance in the amount of the Initial Land Advance will be made for the acquisition of the Land.

          (b) For construction work, advances will be made on the basis of ninety percent (90%) of the costs shown on the application for payment from the contractor reviewed and approved by the Bank of the work or material in place on the Improvements that comply with the terms of the Loan Documents, less: (i) all previous advances; and (ii) all amounts required to be paid by the Borrower, as described in the Budget.

          (c) Advances will not be made for building materials or furnishings that are not yet incorporated into the Improvements ("stored materials") unless the stored materials are in the Borrower's possession and satisfactorily stored on the Land, or stored in a bonded warehouse in accordance with the terms hereof, and the aggregate of advances for stored materials that have not yet been incorporated into the Improvements does not exceed the Stored Materials Advance Limit.

          (d) The Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law, Chapter 713, Florida Statutes, notwithstanding the Bank's failure or delay in funding any Draw Requests or the

     Bank's cessation of funding Draw Requests in accordance with the terms of this Agreement.

          (e) The Borrower hereby authorizes the Bank to provide written notices to Contractor and lienors providing notices to owner pursuant to Chapter 713, Florida Statutes, and Chapter 713, Florida Statutes, to the extent such notices are required by law. The Borrower hereby releases the Bank and waives all claims it may have against the Bank for damages the Borrower may incur as a result of the Bank's failure to deliver such notices. The Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in compliance with Chapter 713, Florida Statutes, in a timely fashion.

     3. Conditions to the First Advance. As conditions precedent to the first
        -------------------------------
advance hereunder, the Borrower must have satisfied the conditions required under this Agreement, including all of those conditions set forth in Exhibit "C" and Section 4 below.

     4. Conditions to All Advances. As conditions precedent to each advance made
        --------------------------
pursuant'to a Draw Request, in addition to all other requirements contained in this Agreement, the Borrower must satisfy the following conditions, and deliver to the Bank evidence of such satisfaction:

          (a) All conditions to the first advance have been and continue to be satisfied.

          (b) The Borrower must have delivered to the Bank a Draw Request.

          (c) No Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default, exists.

          (d) The representations and warranties made in the Loan Documents must be true and correct on and as of the date of each advance and no event shall have occurred or condition or circumstance shall exist that, if known to the Borrower, would render any such representation or warranty incorrect or misleading.

          (e) Each subcontract or other contract for labor, materials, services or other work included in a Draw Request shall have been duly executed and delivered by all parties thereto and shall be effective, and the Bank shall have received a true and complete copy of a fully executed copy of each such subcontract or other contract as the Bank may have requested, together with performance and payment bonds securing such contracts and subcontracts, to the extent required by the Bank, in form and substance satisfactory to the Bank.

          (f) No mechanic's or materialmen's lien or other encumbrance shall have been filed and remain in effect against the Property, and the Borrower shall have provided a waiver or release of liens from all subcontractors, materialmen or others who may be entitled to a lien for work performed or materials furnished, as the case may be, through:

     (i) the date of the immediately preceding draw request in the case of all draw requests other than the final draw request; and (ii) the date of the draw request in the case of the final draw request. The Borrower shall in all events prior to each draw provide the Bank with a release of lien from the general contractor for all work performed through the date of such draw request.

          (g) The Title Insurance shall have been endorsed and brought to date in a manner satisfactory to the Bank to increase the coverage by the amount of each advance through the date of each such advance with no additional title change or exception not approved by the Bank.

          (h) The Bank shall have received written certification by the Construction Consultant, and if required by the Bank by the Borrower's architect, that to the best of such party's knowledge, information, and belief, construction is in accordance with the Plans, the quality of the work for which the advance is requested is in accordance with the applicable contract, the amount of the advance requested represents work in place based on on-site observations and the data compromising the Draw Request, the work has progressed in accordance with the construction contract and schedule, and the applicable contractor is entitled to payment of the amount certified. Such certification may be provided in whole or in part on AIA Form G 704.

          (i) The Bank shall have received (i) a foundation survey made immediately after, but in no event later than ten (10) days after, the laying of the foundations of the buildings included in the Improvements satisfactory to the Bank complying with Exhibit "H" (except to the extent otherwise acceptable to the Bank), (ii) a certificate of the Borrower's architect stating that based on persona1 inspection the foundations have been completed in accordance with the Plans and are satisfactory in all respects, and (iii) a bearing capacity test report with respect to the excavated footings and foundations, reviewed and approved by the Construction Consultant and the Borrower's architect.

          (j) The Bank shall have received within ten (10) days after the pouring of concrete for any Improvements, a report satisfactory to the Construction Consultant of the results of concrete tests made at the time the concrete is poured.

          (k) The Bank shall have received within ten (10) days after the compaction of any soil for construction, a report satisfactory to the Construction Consultant of the results of soil tests.

          (1) As of the date of making such advance, no event shall have occurred, nor shall any condition exist, that could have an adverse effect on the enforceability of the Loan Documents, be materially adverse to the financial condition of the Borrower or any Guarantor, impair the ability of the Borrower or any Guarantor to fulfill its material obligations under the Loan Documents, or otherwise have any adverse effect whatsoever on the Property.

          (m) The Improvements shall not have been damaged and not repaired and shall not be the subject of any pending or threatened condemnation or adverse zoning proceeding.

          (n) The Borrower shall have paid all amounts required to be paid by the Borrower under the Budget (including, without limitation, all equity amounts to be paid by the Borrower unless the Bank, in its discretion, elects to make an advance prior to the Borrower's funding of all required equity amounts).

          (o) The Borrower shall have made the Borrower's Deposit if required by
     Section 1.5 of this Agreement.

          (p) With respect to any advance to pay a contractor, the Bank shall have received original applications for payments in form approved by the Bank, containing a breakdown by trade or other categories acceptable to the Bank, executed and certified by each contractor and the Borrower's architect, accompanied by invoices, and approved by the Construction Consultant.

          (q) The Borrower shall have delivered to the Bank an Owner's Affidavit certifying that the funds disbursed to date by the Bank have been paid to the appropriate parties.

          (r) The Borrower shall have submitted copies of notarized partial lien waiver forms executed by each contractor and each appropriate subcontractor, supplier and materialman, including, without limitation, from all parties sending statutory notices to contractors, notices to owners, or notices of nonpayment, specifgring in such partial lien waivers the amount paid in consideration of such partial releases.

          (s) The Borrower shall have delivered to the Bank such other information, documents and supplemental legal opinions as may be required by the Bank.

     5. Final Advance for Improvements. The final advance for the Improvements
        ------------------------------
(including retainage) shall not be made until thirty (30) days after the later of the date on which the Improvements have been "completed," as defined by applicable state law, or if required by the Bank, the date on which an affidavit of completion has been recorded. In the case of each such Draw Request, the Bank shall have received the following as additional conditions precedent to the requested advance:

          (a) Certificates from the Borrower's architect, engineer, contractor (Certificate of Substantial Completion) and, if required by the Bank, from the Construction Consultant, certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all laws and governmental requirements; and the Bank shall have received two (2) sets of detailed "as built" Plans approved in writing by the Borrower, the Borrower's architect, and each contractor.

          (b) Final affidavits (in a form approved by the Bank) from the Borrower's architect, engineer, and each contractor certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by the Bank) by the Borrower's architect, engineer, contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property.

          (c) An endorsement to the Title Insurance removing any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to the Bank, and with such other endorsements required by the Bank.

          (d) Evidence satisfactory to the Bank that all laws and governmental requirements have been satisfied, including receipt by the Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to the Bank that all such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled or modified.

          (e) AIA standard form Release of Surety

          (f) Three (3) copies of a final as-built survey satisfactory to the Bank complying with Exhibit "H" (except to the extent otherwise acceptable to the Bank).

     6. Direct Advances. The Borrower hereby irrevocably authorizes the Bank
        ---------------
(but the Bank shall have no obligation) to (i) advance Loan funds directly to itself to pay interest due on the Loan; and (ii) advance and directly apply the proceeds of any advance to the satisfaction of any of the Borrower's obligations under any of the Loan Documents, even though the Borrower did not include that amount in a Draw Request or no Default exists. Each such direct advance (except for application of the Borrower's Deposit) shall be added to the outstanding principal balance of the Loan and shall be secured by the Loan Documents. Unless the Borrower pays such interest from other resources, the Bank may advance Loan funds pursuant to this Section for interest payments as and when due. Nothing contained in this Agreement shall be construed to permit the Borrower to defer payment of interest on the Loan beyond the date(s) due. The allocation of Loan funds in the Budget for interest shall not affect the Borrower's absolute obligation to pay the same in accordance with the Loan Documents. The Bank may hold, use, disburse and apply the Loan and the Borrower's Deposit for payment of any obligation of the Borrower under the Loan Documents. The Borrower hereby assigns and pledges the proceeds of the Loan and any Borrower's Deposit to the Bank for such purposes. The Bank may advance and incur such expenses as the Bank deems necessary for the completion of the Improvements and to preserve the Property and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Documents and shall be payable to the Bank on demand. The Bank may disburse any portion of any advance at any time, and from time to time, to persons other than the Borrower for the purposes specified in this Section and the amount of advances to which the Borrower shall thereafier be entitled shall be correspondingly reduced.

     7. Conditions and Waivers. All conditions precedent to the obligation of
        ----------------------
the Bank to make any advance are imposed hereby solely for the benefit of the Bank, and no other party may require satisfaction of any such condition precedent or be entitled to assume that the Bank will refuse to make any advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived, in whole or in part, in a specific written waiver intended for that purpose and signed by the Bank. The Bank shall have the right to approve and verify the periodic progress, costs incurred by the Borrower, and the estimated costs remaining to be incurred, after consultation with the Construction Consultant. No advance shall constitute an approval or acceptance by the Bank of any construction work, or a waiver of any condition precedent to any further advance, or preclude the Bank from thereafter declaring the failure of the Borrower to satisfy such condition precedent to be a Default. No waiver by the Bank of any condition precedent or obligation shall preclude the Bank from requiring such condition or obligation to be met prior to making any other advance or from thereafter declaring the failure to satisfy such condition or obligation to be a Default.

     8. Funding. Borrower shall establish and maintain a special account with
        -------
the Bank into which advances funded directly to the Borrower (but no other funds), and excluding direct disbursements made to or by the Bank pursuant to this Agreement, shall be deposited by the Borrower, and against which checks shall be drawn only for the payment of costs specified in the Budget, but which special account shall not be used for any other purpose. The Borrower hereby irrevocably authorizes the Bank to deposit each advance requested by the Borrower to the credit of the Borrower in that account, by wire transfer or other deposit. Advances may also be made, in addition to other methods contemplated herein, at the Bank's option, by direct or joint check payment to any or all persons entitled to payment for work or services performed or material furnished in connection with the Project or the Loan, or by having the proceeds thereof made available to the Title Insurer (or its agent) for disbursement. The Bank shall not be required to, and has no responsibility to, supervise the proper application or distribution of funds to third parties.

     9. Maximum Loan Amounts. The aggregate outstanding principal amount of the
        --------------------
Note shall not in any event exceed 75% of the Appraised Value of the Project.

                                  EXHIBIT "F"

                          LEASING AND TENANT MATTERS

     The Borrower and the Bank agree as follows:

     1. Approved Leases. The Borrower shall not enter into any tenant lease of
        ---------------
space in the Improvements unless the leasing terms have been approved by the Bank prior to execution. The Borrower's standard form of tenant lease, and any revisions thereto, must have the prior written approval of the Bank. The Borrower shall provide to the Bank, upon request, a correct and complete copy of each tenant lease, including any exhibits, and each guarantee thereof (if any), prior to execution unless the lease in question meets the foregoing requirements for "deemed" approval by the Bank. The Borrower shall, throughout the term of this Agreement, pay all reasonable costs incurred by the Bank in connection with the Bank's review and approval of tenant leases and each guarantee thereof (if any), including reasonable attorneys' fees and costs.

     2. Effect of Lease Approval. No approval of any lease by the Bank shall be
        ------------------------
for any purpose other than to protect the Bank's security and to preserve the Bank's rights under the Loan Documents. No approval by the Bank shall result in a waiver of any default of the Borrower. In no event shall any approval by the Bank of a lease be a representation of any kind, with regard to the lease or its adequacy or enforceability, or the financial capacity of any tenant or guarantor.

     3. Income from the Property. The Borrower shall first apply all income from
        ------------------------
leases, and all other income derived from the Property, to pay costs and expenses associated with the ownership, maintenance, development, operating, and marketing of the Land and Improvements, including all amounts then required to be paid under the Loan Documents, before using or applying such income for any other purpose.

                                   EXHIBIT "G"

                            PLANS AND SPECIFICATIONS

                                  EXHIBIT "H"

                              SURVEY REQUIREMENTS
                              -------------------

     1. Field Note Description. The Survey shall contain a certified metes and
        ----------------------
bounds description complying with the following: (a) the beginning point shall be established by a monument located at the beginning point, or by reference to a nearby monument; (b) the sides of the Land shall be described by giving the distances and bearings of each; (c) the distances, bearings, and angles shall be taken from an instrument survey by a registered professional engineer or registered professional land surveyor; (d) curved sides shall be described by data including: length of arc, central angle, radius of circle for the arc and chord distance, and bearing; (e) the description shall be a single perimeter description of the entire Land, if and as instructed, there shall also be a separate metes and bounds description of one or more constituent tracts out of the Land; (f) the description shall include a reference to all streets, alleys, and other rights-of-way that abut the Land, and the width of all rights-of-way mentioned shall be given the first time these rights-of-way are referred to; (g) for each boundary line abutting a street, road, alley or other means of access, the description must, in calling the boundary line, state that the boundary line and the right-of-way line are the same; (h) if the Land has been recorded on a map or plat as part of an abstract or subdivision, reference to such recording data shall be made; and (i) the total acreage and square footage of the Land shall be certified.

     2. Lot and Block Description. If the Land consists of one or more complete
        -------------------------
lots or blocks included within a properly established recorded subdivision or addition, then a lot and block description will be an acceptable substitute for a metes and bounds description, provided that the lot and block description must completely and properly identify the name or designation of the recorded subdivision or addition and give the recording information therefor.

     3. Map or Plat. The Survey shall also contain a certified map or plat
        -----------
clearly showing the following: (a) the Land; (b) the relation of the point of beginning of the Land to the monument from which it is fixed; (c) all easements, streets, roads, alleys and rights-of-way on or abutting the Land, showing recording information therefor by volume and page; (d) if the Land has been recorded on a map or plat as part of an abstract or subdivision, all survey lines must be shown, and all lot and block lines (with distances and bearings) and numbers, must be shown; (e) the established building setback lines, if any, including those by restrictive covenant, recorded plat and zoning ordinance (identifying the source in each case, by volume and page reference if applicable; (f) all easements appurtenant to such Land, with recording information by volume and page; (g) the boundary lines of the street or streets abutting the Land and the width of such streets and the width of the rights-of-way therefor; (h) the distance from the nearest intersecting street or road to the Land; (i) all structures and improvements on the Land (with designation and dimensions thereof and of each party wall, if any) with horizontal lengths of all sides and the relation thereof by distances to (1) all boundary lines of the Land, (2) easements, (3) established building lines, and (4) street lines; (j) the types of materials comprising the exterior walls and roofs of all buildings; (k) all street addresses of improvements on the Land; (1) all curb cuts, driveways, fences, sidewalks, stoops and landscaping; (m) the number of stories of all multi-story structures; (n) the location, type and size of all utility lines as they service the Land and Improvements (sewer, water, gas, electric and telephone); (o) all encroachments and protrusions, if any, from or upon the Land or any improvements thereon or upon any easement, building setback line or other restricted area, with exact measurements; (p) all parking and paved areas, including the number of vehicles that may be parked; (q) all distances, angles and other calls contained in the legal description; (r) the location, type and size of all monuments, and as to each monument, indication whether it was found or placed by the surveyor; (s) the boundaries of any flood hazard area or flood plain area in which any part of the Land lies, with the map number date and source (governmental authority) of each flood map shown; (t) all surface water bodies or courses; (u) the date of any revisions subsequent to the initial survey prepared pursuant to these requirements; (v) a legend explaining the meaning of all symbols used on the plat; and (w) the scale of all distances and dimensions on the plat.

     4. Certification. The certification for the property description and the
        -------------
map or plat shall be addressed to the Bank, the Borrower and the Title Insurer, signed by the surveyor (a registered professional land surveyor or registered professional engineer), bearing current date, registration number, and seal, and shall be in the following form or its substantial equivalent:

     This is to certify to the Bank, the Borrower and Title Insurer that this map or plat and the survey on which it is based were made in accordance with "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1997, and pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) of an Urban Survey. The undersigned further certifies to the Bank, the Borrower and the Title Insurer that (a) this survey is true and correct and was made on the ground under my supervision as per the field notes shown hereon and correctly shows the boundary lines and dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon; (b) all monuments shown hereon actually exist, and the location, size and type of such monuments are correctly shown; (c) the subject Property described in this survey is the same land as described in the title commitment described below; (d) this survey and the information, courses and distances shown on the survey are correct; (e) this survey correctly shows the size, location and type of all buildings, structures, other improvements and visible items on the subject Property and that all buildings and improvements are within the boundary lines and applicable set back lines of the subject Property; (f) this survey correctly shows the location and dimensions of all alleys, streets, roads, rights-of-way, easements, building setback lines and other matters of record of which the undersigned has been advised affecting the subject Property according to the legal description in such easements and other matters (with instrument, book, and page number indicated); (g) there are no violations of zoning ordinances, restrictions or other rules and regulations with reference to the location of the buildings and improvements: (h) except as shown, there are no visible (1) improvements, easements, rights-of-way, party walls, drainage ditches, streams, uses, discrepancies or conflicts, (2) party walls or encroachments onto adjoining premises, streets, or alleys by any of such buildings, structures, or other improvements, (3) encroachments onto the subject Property by buildings, structures, or other improvements on adjoining premises, or (4) encroachments on any easement, building setback line or other restricted area by any buildings, structures or other improvements on the subject Property; (i) the distance from the nearest intersecting street or road is as shown hereon; (j) the subject Property abuts a dedicated public street or road as shown hereon; (k) all utility services required for the operation of the subject Property either enter the subject Property through adjoining public streets, or this survey shows the point of entry and location of any utilities that pass through or are located on the adjoining premises; (1) any discharge into streams, rivers or other conveyance system is shown on this survey; (m) if the subject Property consists of two or more parcels having common boundaries, those parcels are contiguous along the common boundaries; (n) except as shown, no part of the Property is located in a 100-year Flood Plain, or in an identified "flood prone area," as defined pursuant to the Flood Disaster
            ----------------
Protection Act of 1973, as amended, as reflected by Flood Insurance Rate Map Panel # _______________ dated _______________, which such map panel covers the area in which the Property is situated and this survey correctly indicates the zone designation of any area as being in the 100-year Flood Plain or "flood prone area"; (o) no portion of the subject Property lies within a
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delineated wetlands area under federal, state or local law or policy; (p)
[except as shown on this survey], the subject Property does not serve any adjoining premises for drainage, utilities, or ingress or egress; (q) the record description of the subject Property forms a mathematically closed figure; and
(r) the subject Property has a tax map designation separate and distinct from that of any other premises and the subject Property is a separate, legally subdivided parcel. The undersigned has received and examined a copy of the Title Insurance Commitment No. _____________ issued by the Title Insurer for the Property as well as a copy of each instrument listed therein, and the location of any matter shown thereon, to the extent it can be located, has been shown on this survey.

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